Oppenheimer Fund
Prospectus dated November 1, 1995


     Oppenheimer Fund is a mutual fund with the primary investment objective of seeking capital appreciation. Its secondary objective is to achieve income consistent with growth in capital.

     The Fund attempts to achieve its objectives through investment in common stocks that offer growth possibilities while retaining a flexible approach to investment. In its operations, the Fund may utilize the following special techniques when such use appears appropriate: hedging, short-term trading, investment in foreign securities, and investment of up to 10% of the Fund's net assets in restricted securities. Some investment techniques the Fund may use may be considered to be speculative investment methods that may increase the risks of investing in the Fund and may also increase the Fund's operating costs. You should carefully review the risks associated with an investment in the Fund. Please refer to "Investment Policies and Strategies" for more information about the types of securities the Fund invests in and the risks of investing in the Fund.

     This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the November 1, 1995, Statement of Additional Information. For a free copy, call Oppenheimer Shareholder Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

                                                    (OppenheimerFunds logo)

     Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


          A B O U T  T H E  F U N D

3         Expenses
5         A Brief Overview of the Fund
7         Financial Highlights
10        Investment Objective and Policies
16        How the Fund is Managed
18        Performance of the Fund

          A B O U T  Y O U R  A C C O U N T

21        How to Buy Shares
          Class A Shares
          Class B Shares
          Class C Shares

33        Special Investor Services
          AccountLink
          Automatic Withdrawal and Exchange Plans
          Reinvestment Privilege
          Retirement Plans

35        How to Sell Shares
          By Mail
          By Telephone

37        How to Exchange Shares

38        Shareholder Account Rules and Policies

40        Dividends, Capital Gains and Taxes

A B O U T  T H E  F U N D

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its fiscal year ended June 30, 1994.

     -- Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to pages 21 through 40 for an explanation of how and when these charges apply.



                     Class A   Class B         Class C
                     Shares    Shares          Shares
Maximum Sales Charge 5.75%     None            None
on Purchases (as a % of
offering price)

Sales Charge on      None      None            None
on Reinvested Dividends

Deferred Sales ChargeNone(1)   5% in the       1% if shares
(as a % of the lower of        first year,     are redeemed
the original purchase          declining to    within 12 months
price or redemption            1% in the       of purchase(2)
proceeds)                      sixth year
                               and eliminated
                               thereafter(2)

Exchange Fee         None      None            None


1. If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Class A Shares," below.

2. See "How to Buy Shares - Class B Shares" and "How to Buy Shares - Class C Shares," below.

     -- Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, Oppenheimer Management Corporation (referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal and other expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

     The numbers in the table below are projections of the Fund's business expenses based on the Fund's expenses in its last fiscal year. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The "12b-1 Distribution Plan Fees" for Class A shares are the service plan fees. For Class B and Class C shares, the Distribution Plan Fees are the service plan fees and the asset-based sales charge. The service fee for each class is 0.25% of average annual net assets of the class (for Class A shares, it is a maximum of 0.25%), and the asset-based sales charge for Class B and Class C shares is 0.75%. These plans are described in greater detail in "How to Buy Shares."

     The actual expenses for each class of shares in future years may be more or less, depending on a number of factors, including the actual amount of the assets represented by each class of shares. Class B shares were not publicly offered during the fiscal year ended June 30, 1995. Therefore, the Annual Fund Operating Expenses for Class B shares are estimates based on expenses that would have been payable if Class B shares had been outstanding during that fiscal period.

                          Class A   Class B    Class C
                          Shares    Shares     Shares
Management Fees           0.74%     0.74%      0.74%
12b-1 Distribution
Plan Fees                 0.14%     1.00%      1.00%
Other Expenses            0.41%     0.46%      0.46%
Total Fund Operating
Expenses                  1.29%     2.20%      2.20%


     -- Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

               1 year     3 years   5 years    10 years*
Class A Shares $70        $96       $124       $204
Class B Shares $72        $99       $138       $209
Class C Shares $32        $69       $118       $253


If you did not redeem your investment, it would incur the following expenses:


Class A Shares $70        $96       $124       $204
Class B Shares $22        $69       $118       $209
Class C Shares $22        $69       $118       $253


* The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class
B shares into Class A shares after six years. Because of the asset-based sales charge and the contingent deferred sales charge imposed on Class B and Class C shares of the Fund, long-term Class B and Class C shareholders could bear expenses that would be the economic equivalent of more than the maximum front-end sales charge permitted under applicable regulatory requirements. For Class B shareholders, the automatic conversion of Class B shares to Class A Shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Class B Shares" for more information.

     These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.


A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

     -- What Is The Fund's Investment Objective? The Fund's investment objective is to seek capital appreciation.

     -- What Does the Fund Invest In? To achieve its objective, the Fund primarily invests in common stocks that offer growth possibilities while retaining a flexible approach to investment. The Fund may also write covered calls and use certain derivative investments and hedging instruments to try to manage investment risks. These investments are more fully explained in "Investment Objective and Policies" starting on page
__.

     -- Who Manages the Fund? The Fund's investment adviser (the "Manager") is Oppenheimer Management Corporation, which (including a subsidiary) manages investment company portfolios having over $38 billion in assets as of September 30, 1995. The Manager is paid an advisory fee by the Fund, based on its assets. The Fund's portfolio manager is Richard Rubinstein, who is employed by the Manager. He is primarily responsible for the selection of the Fund's securities. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page ___ for more information about the Manager and its fees.

     -- How Risky is the Fund? All investments carry risks to some degree. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors such as changes in general bond and stock market movements. The change in value of particular stocks or bonds may result from an event affecting the issuer, or changes in interest rates that can affect stock and bond prices. These changes affect the value of the Fund's investments and its share prices for each class of its shares. The Fund is more aggressive than most growth and income funds but less aggressive than aggressive growth funds. In addition, there are certain risks associated with the foreign securities the Fund may purchase and the hedging strategies the Manager may utilize. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objectives and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objectives and Policies" starting on page ___ for a more complete discussion of the Fund's investment risks.

     -- How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic
Investment Plan under AccountLink. Please refer to "How To Buy Shares" on page 21 for more details.

     -- Will I Pay a Sales Charge to Buy Shares? The Fund offers the individual investor three classes of shares. All classes have the same investment portfolio, but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months of purchase, respectively. There is also an annual asset-based sales charge on Class B shares and Class C shares. Please review "How To Buy Shares" starting on page ___ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

     -- How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How To Sell Shares" on page ___. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How To Exchange Shares" on page _____.

     -- How Has the Fund Performed? The Fund measures its performance by quoting its average annual total return and cumulative total return, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to broad market indices, which we have done on page ___. Please remember that past performance does not guarantee future results.

Financial Highlights

     The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended June 30, 1995, is included in the Statement of Additional Information. Class B shares were not offered during the periods shown. Accordingly, no information on Class B shares is reflected in the tables below or in the Fund's financial statements for the fiscal year ended June 30, 1995.

                                                CLASS A
                                                --------------------------------------------------------------------
                                                YEAR ENDED JUNE 30,
                                                1995        1994        1993        1992        1991        1990
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period            $ 10.55     $ 10.41     $  9.72     $  9.31     $  9.06     $  9.17
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .31         .07         .11         .16         .26         .32
Net realized and unrealized gain (loss) on
investments, options written and foreign
currency transactions                              1.58         .55        1.15         .84         .69         .23
                                                -------     -------     -------     -------     -------     -------
Total income (loss) from investment
operations                                         1.89         .62        1.26        1.00         .95         .55
--------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.02)       (.03)       (.10)       (.32)       (.22)       (.25)
Distributions from net realized gain
on investments, options written
and foreign currency transactions                 (1.08)       (.45)       (.47)       (.27)       (.48)       (.41)
                                                -------     -------     -------     -------     -------     -------
Total dividends and distributions
to shareholders                                   (1.10)       (.48)       (.57)       (.59)       (.70)       (.66)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $11.34      $10.55      $10.41       $9.72       $9.31       $9.06
                                                -------     -------     -------     -------     -------     -------
                                                -------     -------     -------     -------     -------     -------
--------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(2)              19.60%       5.84%      13.33%      11.22%      11.65%       6.04%
--------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)       $270,381    $237,281    $216,180    $209,495    $202,509    $196,076
--------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $254,011    $229,976    $212,660    $221,369    $189,994    $206,259
--------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at
end of period (in thousands)                     23,837      22,485      20,769      21,555      21,748      21,639
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             1.10%        .69%       1.05%       1.71%       2.91%       3.36%
Expenses                                          1.29%       1.16%       1.10%       1.09%       1.07%       1.04%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                        34.1%       41.6%       35.6%       58.2%      105.8%       79.5%

                                                                                                CLASS C
                                                ------------------------------------------------------------------------
                                                                                                YEAR ENDED JUNE 30,
                                                1989        1988        1987        1986        1995         1994(1)
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period            $  8.36     $ 12.16     $ 12.48     $  9.69     $ 10.49     $ 11.08
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .21         .13         .06         .11         .03         .02
Net realized and unrealized gain (loss) on
investments, options written and foreign
currency transactions                               .82       (1.40)        .79        2.88        1.75        (.14)
                                                -------     -------     -------     -------     -------     -------
Total income (loss) from investment
operations                                         1.03       (1.27)        .85        2.99        1.78        (.12)
------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.17)       (.17)       (.02)       (.20)         --        (.02)
Distributions from net realized gain
on investments, options written
and foreign currency transactions                  (.05)      (2.36)      (1.15)         --       (1.08)       (.45)
                                                -------     -------     -------     -------     -------     -------
Total dividends and distributions
to shareholders                                    (.22)      (2.53)      (1.17)       (.20)      (1.08)       (.47)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $  9.17     $  8.36     $ 12.16     $ 12.48     $ 11.19     $ 10.49
                                                -------     -------     -------     -------     -------     -------
                                                -------     -------     -------     -------     -------     -------
------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(2)               12.60%    (12.30)%       8.44%      31.24%      18.57%     (1.24)%
------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)       $208,166    $213,301    $273,756    $284,604      $2,154        $294
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $201,556    $224,367    $261,686    $268,929      $1,100        $108
------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at
end of period (in thousands)                     22,705      25,514      22,518      22,802         193          28
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              2.49%       1.51%        .52%        .89%        .48%        .05%(3)
Expenses                                           1.07%       1.04%        .99%       1.01%       2.20%       2.44%(3)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                         96.6%      118.8%       59.1%       43.8%       34.1%       41.6%


1. For the period from December 1, 1993 (inception of offering) to June 30,
1994.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1995 were $78,020,991 and $90,967,856, respectively.


Investment Objective and Policies

     Objective. The Fund's primary objective is to seek capital appreciation. Its secondary objective is to achieve income consistent with growth in capital.

     Investment Policies and Strategies. In seeking its primary investment objective of capital appreciation, the Fund invests principally in common stocks that, in the judgment of the Fund's investment adviser, Oppenheimer Management Corporation (the "Manager"), offer growth possibilities. However, the Manager follows a flexible approach to investment at all times. Investments may also include preferred stocks, convertible securities, and rights or warrants. The Fund will not invest more than 5% of its total assets in securities of issuers that have operated less than three years, including the operation of predecessors. To achieve its secondary objective of income consistent with capital growth, the Fund seeks investments in dividend-paying common stocks consistent with its primary objective of capital appreciation, and may also invest in corporate debt securities and obligations of U.S. and foreign governments (see "Foreign Securities," below) and may engage in certain special investment methods to enhance income, such as writing covered call options (described below).

     -- Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, which is described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those policies. The Fund's investment policies and practices are not "fundamental" unless the Prospectus or Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

     Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

     -- Stock Investment Risks. Because the Fund may invest a substantial portion of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile, and stock prices can change substantially. This market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time, not all stock markets move in the same direction at the same time, and other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, and changes in government regulations affecting an industry). Not all of these factors can be predicted.

     The Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Because changes in market prices can occur at any time, there is no assurance that the Fund will achieve its investment objective, and when you redeem your shares, they may be worth more or less than what you paid for them.

     -- Foreign Securities. The Fund may purchase equity and debt securities issued or guaranteed by foreign companies or foreign governments or their agencies. The Fund may buy securities of companies in any country, developed or underdeveloped. There is no limit on the amount of the Fund's assets that may be invested in foreign securities. Foreign currency will be held by the Fund only in connection with the purchase or sale of foreign securities.

     -- Foreign securities have special risks. There are special risks in investing in foreign securities. Because the Fund may buy securities denominated in foreign currencies or traded primarily in foreign markets, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered to be highly speculative. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by other factors, including exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

     In addition, it is generally more difficult to obtain court judgments outside the U.S. if the Fund were to sue a foreign issuer or broker. Additional costs may be incurred because foreign brokerage commissions may be higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad.

     -- Special Situations. The Fund may invest in securities of companies that are in "special situations" that the Manager believes present opportunities for capital growth. A "special situation" may be an event such as a proposed merger, reorganization, or other unusual development that is expected to occur and which may result in an increase in the value of a company's securities regardless of general business conditions or the movement of prices in the securities market as a whole. There is a risk that the price of the security may decline if the anticipated development fails to occur. Although the Fund may invest in companies for the purpose of influencing their managerial policy, the Fund has not made any such investment, and has no present intention of doing so.

     -- Warrants and Rights. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may invest up to 5% of its net assets in warrants and rights. Warrants the Fund has acquired in units or that are attached to other securities are not subject to this limitation. No more than 2% of the Fund's net assets may be invested in warrants that are not listed on the New York or American Stock Exchanges. For further details about these investments, see "Warrants and Rights" in the Additional Statement.

     -- Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in short-term trading to try to achieve its objective. The "Financial Highlights," above, show the Fund's portfolio turnover rate during past fiscal years. High turnover and short-term trading may cause the Fund to have relatively larger commission expenses and transaction costs than funds that do not engage in short-term trading. Additionally, high portfolio turnover may affect the ability of the Fund to qualify as a "regulated investment company" under the Internal Revenue Code for tax deductions for dividends and capital gain distributions the Fund pays to shareholders. The Fund qualified in its last fiscal year and intends to do so in the coming year, although it reserves the right not to qualify.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that may help reduce some of the risks.

     -- Concentration of Investments. The Fund reserves the right to concentrate up to 50% of its assets in any one industry and may do so when the Manager deems it appropriate to seek to achieve the Fund's investment objectives. Such concentration would possibly occur only when trends in the market as a whole were considered unfavorable but at the same time a particular industry was believed to afford better-than-average prospects. Except in that case, it is not the intention of the Fund to concentrate more than 25% of the value of its total assets in any one industry.

     -- Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures and broadly-based stock indices. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

     The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market.

     Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes.

     -- Futures. The Fund may buy and sell futures contracts that relate to (1) interest rates (these are referred to as Interest Rate Futures),
(2) broadly-based securities indices (these are referred to as Financial Futures) or (3) foreign currencies (these are referred to as Forward Contracts).

     -- Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). Calls the Fund buys or sells must be listed on a securities exchange, or quoted on the Automated Quotation System of the National Association of Securities Dealers, Inc. ("NASDAQ"), or traded in the over-the-counter market. In the case of puts and calls on a foreign currency, they must be traded on a securities or commodities exchange or in the over-the-counter market, or must be quoted by recognized dealers in those options. A call or put option may not be purchased if the value of all the Fund's put and call options would exceed 5% of the Fund's total assets.

     The Fund may buy calls on securities, broadly-based securities indices, foreign currencies, Interest Rate Futures or Financial Futures. The Fund may also purchase "relative performance call options" (these are call options that have a cash settlement based on the difference between the returns on two market indices). The Fund may buy calls to terminate its obligation on a cal the Fund previously wrote.

     The Fund may write (that is, sell) call options. Each call the Fund writes must be "covered" while the call is outstanding. That means the Fund must own the investment on which the call was written or it must own other securities that are acceptable for the escrow arrangements required for calls. The Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregated to enable it to satisfy its obligations if the call is exercised. After writing any call, not more than 25% of the Fund's total assets may be subject to calls. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

     The Fund may buy and sell put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy those puts that relate to securities the Fund owns, broadly-based securities indices, foreign currencies, or Interest Rate Futures or Financial Futures (whether or not the Fund holds the particular Future in its portfolio). Writing puts requires the segregation of liquid assets to cover the put. The Fund will not write a put if it will require more than 25% of the Fund's total assets to be segregated to cover the put obligation.

     -- Forward Contracts. Forward contracts are foreign currency exchange contracts. The are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

     -- Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive, or their obligation to pay, interest on a security. For example, they may swap a right to receive floating rate payments for the right to receive fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

     -- Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because the market for the future or option was illiquid.

     Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. These risks are described in greater detail in the Statement of Additional Information.

     -- Derivative Investments. In general, a "derivative investment" is a specially designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index or currency. In the broadest sense, exchange-traded options and futures contracts and other hedging instruments the Fund may use may be defined as "derivative" investments.

     Examples of derivative investments the Fund may invest in include "index-linked" notes whose principal and/or interest payments depend on the performance of one or more market indices, such as the S & P 500 Index. Other examples include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the principal amount of the debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the principal amount of the debt.

     Another example is currency-indexed securities. These are typically short-term or intermediate-term debt securities whose maturity and/or interest rates are determined by reference to one or more specified foreign currencies.

     There are special risks in investing in derivative investments. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security might not perform the way the Manager expected it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager. The performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that the Fund will realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may be illiquid. Please refer to "Illiquid and Restricted Securities."

     -- Illiquid and Restricted Securities. Under the policies established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund currently intends to invest no more than 10% of its net assets in illiquid or restricted securities (that limit may increase to 15% if certain state laws are changed or the Fund's shares are no longer sold in those states). Certain restricted securities, eligible for resale to qualified institutional purchasers, are not subject to that limit.

     -- Loans of Portfolio Securities. To raise cash for liquidity purposes, the Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Trustees. Each loan must be collateralized in accordance with applicable regulatory requirements. After any loan, the value of the securities loaned must not exceed 25% of the value of the Fund's total assets. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities that will exceed 5% of the value of the Fund's total assets in the coming year.

     -- Repurchase Agreements. The Fund may enter into repurchase agreements. They are used primarily for liquidity purposes. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date.

     Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.

     -- Temporary Defensive Investments. When stock market prices are falling or in other unusual economic or business circumstances, the Fund may invest all or a portion of its assets in defensive securities. Securities selected for defensive purposes may include debt securities, such as rated or unrated bonds and debentures, and preferred stocks, cash or cash equivalents, such as U.S. Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities, or commercial paper rated "A-1" or better by Standard & Poor's Corporation or "P-1" or better by Moody's Investors Service, Inc.

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

     -- Buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if, with respect to 75% of its total assets, more than 5% of the Fund's total assets would be invested in securities of that issuer, or the Fund would then own more than 10% of that issuer's voting securities.

     -- Deviate from the restrictions listed under "Concentration of Investments."

     All of the percentage restrictions described above and elsewhere in this Prospectus apply only at the time the Fund purchases a security, and the Fund need not dispose of a security merely because the Fund's assets have changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund was originally incorporated in New York in 1958 but was reorganized in 1985 as a Massachusetts business trust. The Fund is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

     The Fund is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

     The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.

The Manager and Its Affiliates. The Fund is managed by the Manager, Oppenheimer Management Corporation, which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

     The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $38 billion as of September 30, 1995, and with more than 2.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

     -- Portfolio Manager.  The Portfolio Manager of the Fund is Richard
H. Rubinstein. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since June, 1990. During the past five years, Mr. Rubinstein has been a Senior Vice President of the Manager and a Vice President of the Fund, and has also served as an officer of other Oppenheimer funds.

     -- Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.75% of the first $200 million of aggregate net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of aggregate net assets over $800 million. The Fund's management fee for its last fiscal year was 0.74% of average annual net assets for both Class A shares and for Class C shares, which may be higher than the rate paid by some other mutual funds.

     The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the investment advisory agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

     There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the investment advisory agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

     -- The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with Oppenheimer Funds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of the other "Oppenheimer funds" and is sub-distributor for funds managed by a subsidiary of the Manager.

     -- The Transfer Agent. The Fund's transfer agent is Oppenheimer Shareholder Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their account to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return" and "average annual total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different, as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash or shares are sold or purchased). The Fund's performance information may help you see how well your investment in the Fund has done over time and to compare it to other funds or market indices, as we have done below.

     It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

     -- Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

     When total returns are quoted for Class A shares, they include the payment of the maximum initial sales charge. When total returns are shown for Class B and Class C shares, they reflect the effect of the applicable contingent deferred sales charge. Total returns may also be quoted at "net asset value," without considering the effect of the sales charges, and those returns would be reduced if the sales charges were deducted.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended June 30, 1995, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

     -- Management's Discussion of Performance. During the Fund's fiscal year ended June 30, 1995, the U.S. stock markets declined in response to action by Federal Reserve Board to raise interest rates. The Manager took advantage of the market decline as an opportunity to add to the growth stock portion of the Fund's portfolio. The Fund sold several of its foreign holdings because of the generally higher level of foreign currencies against the U.S. dollar, particularly in Europe. In selecting new investments, the Fund's Manager focused on the financial services and industrial companies sectors, and allocated a portion of the Fund's portfolio to economically sensitive stocks and value stocks, notably those that the Manager believed had temporarily fallen in price.

     -- Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until June 30, 1995; in the case of Class A shares, over a ten-year period, and in the case of Class C shares, from the inception of the Class on December 1, 1993, with all dividends and capital gains distributions reinvested in additional shares. The graph reflects the deduction of the 5.75% maximum initial sales charge on Class A shares and the 1.0% contingent deferred sales charge on Class C shares during the first 12 months. Class B shares were not publicly offered during the fiscal year ended June 30, 1995. Accordingly, no performance information is presented on Class B shares in the graphs below.

     The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the S&P 500 index, which tend to be securities of larger, well-capitalized companies. Moreover, the index data does not reflect any assessment of the risk of the investments included in the index.

                       Comparison of Change in Value
                  of $10,000 Hypothetical Investment in:
                         Oppenheimer Fund and the
                               S&P 500 Index

                                  [Graph]

         Past performance is not predictive of future performance. Average Annual Total Returns of Class A Shares at 6/30/95
          1-Year          5-Year          10-Year

          12.72%          10.92%          9.61%
Average Annual Total Returns of Class C Shares at 6/30/95
          1-Year          Life*
          17.57%          10.51%
_________________________________________
* Class C shares of the Fund first publicly sold on 12/1/93.



A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

     -- Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by OppenheimerFunds prototype 401(k) plans). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for OppenheimerFunds prototype 401(k) plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

     -- Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares. It is described in "Buying Class B Shares" below.

     -- Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%. It is described in "Buying Class C Shares," below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisors. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

     In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the asset-based sales charge on Class B and Class C expenses (which will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in your investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, and the operating expenses borne by each class of shares, and which class of shares you invest in. The factors discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

     -- How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares, for which no initial sales charge is paid.

     -- Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class
B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

     However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

     And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or $1 million or more of Class B or Class C shares, respectively, from a single investor.

     -- Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

     Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore should not be relied on as rigid guidelines.

     -- Are There Differences in Account Features That Matter to You? Because some account features may not be available to Class B and Class
C shareholders, or other features (such as Automatic Withdrawal Plans) might not be advisable (because of the effect of contingent deferred sales charge) in non-retirement accounts for Class B and Class C shareholders, you should carefully review how you plan to use your investment account
before deciding which class of shares to buy.   For example, share
certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral, that may be a factor. Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne solely by that class, such as the asset-based sales charge to which Class B and Class C shares are subject, as described below and in the Statement of Additional Information.

     -- How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. It is important that investors understand that the purpose of the contingent deferred sales charge and asset-based sales charges for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

     With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

     Under pension and profit-sharing plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

     There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

     -- How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

     -- Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

     -- Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "Oppenheimer Funds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend you discuss your investment first with a financial advisor, to be sure that it is appropriate for you.

     -- Buying Shares Through OppenheimerFunds AccountLink You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions. Shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

     -- Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

     -- At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver. "In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., but may be earlier on some days (all references to time in this Prospectus mean "New York Time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day"). If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                    Front-End       Front-End      Commission
                    Sales Charge    Sales Charge   as Percentage
                    As Percentage of               As Percentage of of
Offering
Amount of Purchase  Offering Price                 Amount Invested Price

Less than $25,000   5.75%           6.10%          4.75%

$25,000 or more but
less than $50,000   5.50%           5.82%          4.75%

$50,000 or more but
less than $100,000  4.75%           4.99%          4.00%

$100,000 or more but
less than $250,000  3.75%           3.90%          3.00%

$250,000 or more but
less than $500,000  2.50%           2.56%          2.00%

$500,000 or more but
less than $1 million                2.00%          2.04%1.60%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

     -- Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

     -- purchases aggregating $1 million or more, or -- purchases by an OppenheimerFunds prototype 401(k) plan that: (1)
buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

     Shares of any class of the Oppenheimer funds that offers only one class of shares that has no class designation are considered "Class A shares" for this purpose. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases by OppenheimerFunds prototype 401(k) plans) that were not previously subject to a front-end sales charge and dealer commission.

     If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of either (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. The Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge. In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

     No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

     -- Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of Oppenheimer funds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

     -- Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

     Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

     -- Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

     -- Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

     -- the Manager or its affiliates;
     -- present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;
     -- registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
     -- dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;
     -- employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);
     -- dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker, or adviser for the purchase or sale of Fund shares); or
     -- dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

     Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

     -- shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party,
     -- shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor,
     -- shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor, or
     -- shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver.

     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge does not apply to purchases of Class A shares at net asset value without sales charge as described in the two sections above. It is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

     -- for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement Plans");
     -- to return excess contributions made to Retirement Plans;
     -- to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;
     -- involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);
     -- if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or
     -- for distributions from OppenheimerFunds prototype 401(k) plans for any of the following cases or purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code, or (6) separation from service.

     -- Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

     Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below.

     The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                    Contingent Deferred Sales Charge
Years Since Beginning of Month In   on Redemptions in that Year
Which Purchase Order Was Accepted   (As % of Amount Subject to Charge)
0 - 1                               5.0%
1 - 2                               4.0%
2 - 3                               3.0%
3 - 4                               3.0%
4 - 5                               2.0%
5 - 6                               1.0%
6 and following                     None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

     -- Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class
B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

     -- Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for its services in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares.

     The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class B expenses by 1.00% of average net assets per year.

     The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale. The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class B shares. Those payments, retained by the Distributor, are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class B shares.

     If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or the asset-based sales charge to the Distributor as to shares sold before the Plan was terminated.

     -- Waiver of Class B Sales Charge. The Class B contingent deferred sales charge will be waived under the circumstances described below under "Waivers of Class B and Class C Sales Charge."

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and 3) shares held the longest during the 12-month period.

     -- Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers for Redemptions of Shares in Certain Cases. The Class B and Class C contingent deferred sales charge will be waived for redemptions of shares in the following cases:

     -- distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);
     -- redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);
     -- returns of excess contributions to Retirement Plans;
     -- distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 59-1/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 59-1/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the Internal Revenue Code and may not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request);
     -- for distributions from OppenheimerFunds prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.

     Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
     -- shares sold to the Manager or its affiliates;
     -- shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
     -- shares issued in plans of reorganization to which the Fund is a party; or
     -- shares redeemed in involuntary redemptions as described below.

     -- Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan for Class C shares to pay the Distributor for its services in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class C shares. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class C shares.

     The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class C expenses by 1.00% of average net assets per year.

     The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the service fee on a quarterly basis. The Distributor pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale. The total up-front commission paid by the Distributor to the dealer at the time of sale is 1.0% of the purchase price. The Distributor plans to pay the asset-based sales charge as an on-going commission to the dealer on Class C shares that have been outstanding for a year or more.

     Because the Distributor's actual expenses in selling Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plan for Class C shares, those expenses may be carried over and paid in future years. If the Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for certain expenses it incurred before the Plan was terminated.


Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

     AccountLink privileges may be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

     -- Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

     -- PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

     -- Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

     -- Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

     -- Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

     -- Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

     -- Automatic Exchange Plans. You can authorize the Transfer Agent to automatically exchange an amount you establish in advance for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A or Class B shares that you purchased subject to an initial sales charge and to Class A and Class B shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

     -- Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

     -- 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

     -- SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP-IRAs

     -- Pension and Profit-Sharing Plans for self-employed persons and small business owners

     -- 401(k) prototype retirement plans for businesses

     Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

     You can arrange to take money out of your account on any regular business day by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

     -- Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

     -- Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

     -- You wish to redeem more than $50,000 worth of shares and receive a check
     -- The redemption check is not payable to all shareholders listed on the account statement
     -- The redemption check is not sent to the address of record on your account statement
     -- Shares are being transferred to a Fund account with a different owner or name
     -- Shares are redeemed by someone other than the owners (such as an Executor)

     -- Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

     -- Your name
     -- The Fund's name
     -- Your Fund account number (from your account statement)
     -- The dollar amount or number of shares to be redeemed
     -- Any special payment instructions
     -- Any share certificates for the shares you are selling
     -- The signatures of all registered owners exactly as the account is registered; and
     -- Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests    Send courier or Express Mail
by mail:                                  requests to:
Oppenheimer Shareholder Services          Oppenheimer Shareholder Services
P.O. Box 5270, Denver, Colorado 80217     10200 E. Girard Ave., Building D
                                          Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

     --  To redeem shares through a service representative, call 1-800-
852-8457
     --  To redeem shares automatically on PhoneLink, call 1-800-533-3310

     Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

     -- Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, once in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

     -- Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

     Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

     -- Shares of the fund selected for exchange must be available for sale in your state of residence
     -- The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
     -- You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
     -- You must meet the minimum purchase requirements for the fund you purchase by exchange
     -- Before exchanging into a fund, you should obtain and read its prospectus

     Shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present Oppenheimer Money Market Fund, Inc. offers only one class of
shares, which are considered to be Class A shares for this purpose.   In
some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

     Exchanges may be requested in writing or by telephone:

     -- Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

     -- Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of OppenheimerFunds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. The list can change from time to time.

     There are certain exchange policies you should be aware of:

     -- Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

     -- Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

     -- The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

     -- For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

     -- If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

     The Distributor has entered into agreements with certain dealers and investment advisers permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. As a result, those exchanges may be subject to notice requirements, delays and other limitations that do not apply to shareholders who exchange their shares directly by calling or writing the Transfer Agent.

Shareholder Account Rules and Policies

     -- Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

     -- The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

     -- Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

     -- The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

     -- Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

     -- Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

     -- The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

     -- Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

     -- Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

     -- Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

     -- "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

     -- The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.

     -- To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income on an annual basis and normally pays those dividends to shareholders in December, but the Board of Trustees can change that date. The Board may also cause the Fund to declare dividends after the close of the Fund's fiscal year (which ends June 30). Because the Fund does not have an objective of seeking current income, the amounts of dividends it pays, if any, will likely be small. Also, dividends paid on Class A shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class
B and Class C shares will generally be higher.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurances that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

     -- Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.


     -- Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

     -- Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

     -- Reinvest Your Distributions in Another Oppenheimer Funds Account. You can reinvest all distributions in another Oppenheimer funds account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

     -- "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

     -- Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking, a capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

     -- Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

     This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                        APPENDIX TO PROSPECTUS OF
                             OPPENHEIMER FUND


     Graphic material included in Prospectus of Oppenheimer Fund:
"Comparison of Total Return of Oppenheimer Fund and the S&P 500 Index - Change in Value of a $10,000 Hypothetical Investment."

     A linear graph will be included in the Prospectus of Oppenheimer Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's Class A shares, that graph will cover each of the Fund's last ten fiscal years from 6/30/85 through 6/30/94 and in the case of the Fund's Class C shares will cover the period from inception of the class (December 1, 1993) through 6/30/95. The graph will compare such values with hypothetical $10,000 investments over the same time periods in the S&P 500 Index. Class B shares of the Fund were not publicly offered prior to 11/1/95, and thus no performance information is included as to Class
B shares.

     Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the S&P 500 Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's
Performance to the Market."


Fiscal Year    Oppenheimer     S&P 500
Ended          Fund A          Index

06/30/85       $ 9,425         $10,000
06/30/86       $12,371         $13,600
06/30/87       $13,415         $17,000
06/30/88       $11,764         $15,800
06/30/89       $13,247         $19,100
06/30/90       $14,046         $22,200
06/30/91       $15,683         $23,900
06/30/92       $17,443         $27,100
06/30/93       $19,768         $30,700
06/30/94       $20,923         $31,200
06/30/95       $25,025         $39,300



Fiscal Period  Oppenheimer     S&P 500
Ended          Fund C          Index

12/1/93        $10,000         $10,000
06/30/94       $ 9,877         $ 9,618
06/30/95       $11,711         $11,794

Oppenheimer Fund
Two World Trade Center
New York, NY 10048-0203
1-800-525-7048

Investment Adviser
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky Weitzen
  Shalov & Wein
114 West 47th Street
New York, New York 10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Additional Statement, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, Oppenheimer Management Corporation, Oppenheimer Funds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.


PR401.1095.R     Printed on recycled paper

Oppenheimer Fund

Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

Statement of Additional Information dated November 1, 1995

     This Statement of Additional Information of Oppenheimer Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 1, 1995. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, Oppenheimer Shareholder Services at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

Contents
                                                                Page
About the Fund
Investment Objective and Policies . . . . . . . . . . . . . . .
Investment Objective and Policies . . . . . . . . . . . . . . .
     Investment Policies and Strategies . . . . . . . . . . . .
     Other Investment Techniques and Strategies . . . . . . . .
     Other Investment Restrictions. . . . . . . . . . . . . . .
How the Fund is Managed . . . . . . . . . . . . . . . . . . . .
     Organization and History . . . . . . . . . . . . . . . . .
     Trustees and Officers of the Fund. . . . . . . . . . . . .
     The Manager and Its Affiliates . . . . . . . . . . . . . .
Brokerage Policies of the Fund. . . . . . . . . . . . . . . . .
Performance of the Fund . . . . . . . . . . . . . . . . . . . .
Distribution and Service Plans. . . . . . . . . . . . . . . . .
About Your Account
How To Buy Shares . . . . . . . . . . . . . . . . . . . . . . .
How To Sell Shares. . . . . . . . . . . . . . . . . . . . . . .
How To Exchange Shares. . . . . . . . . . . . . . . . . . . . .
Dividends, Capital Gains and Taxes. . . . . . . . . . . . . . .
Additional Information About the Fund . . . . . . . . . . . . .
Financial Information About the Fund
Independent Auditors' Report. . . . . . . . . . . . . . . . . .
Financial Statements. . . . . . . . . . . . . . . . . . . . . .
Appendix A: Industry Classifications. . . . . . . . . . . . . .A-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

In selecting securities for the Fund's portfolio, the Fund's investment advisor, Oppenheimer Management Corporation (the "Manager"), evaluates the merits of securities primarily through the exercise of its own investment analysis. This may include, among other things, evaluation of the history of the issuer's operations, prospects for the industry of which the issuer is part, the issuer's financial condition, the issuer's pending product developments and developments by competitors, the effect of general market and economic conditions on the issuer's business, and legislative proposals or new laws that might affect the issuer. Current income is not a consideration in the selection of portfolio securities for the Fund, whether for appreciation, defensive or liquidity purposes. The fact that a security has a low yield or does not pay current income will not be an adverse factor in selecting securities to try to achieve the Fund's investment objective of capital appreciation unless the Manager believes that the lack of yield might adversely affect appreciation possibilities.


     The portion of the Fund's assets allocated to securities and methods selected for capital appreciation will depend upon the judgment of the Fund's Manager as to the future movement of the equity securities markets. If the Manager believes that economic conditions favor a rising market, the Fund will emphasize securities and investment methods selected for high capital growth. If the Manager believes that a market decline is likely, defensive securities and investment methods will be emphasized (See "Temporary Defensive Investments," below).

     -- Foreign Securities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments that are traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

     Investing in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. In buying foreign securities, the Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment. If the Fund's portfolio securities are held abroad, the countries in which they may be held and the sub-custodians holding them must be approved by the Fund's Board of Trustees where required under applicable rules of the Securities and Exchange Commission.

     - Risks of Foreign Investing. Investing in foreign securities involves special additional risks and considerations not typically associated with investing in securities of issuers traded in the U.S. These include: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits against foreign issuers; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities because of the lesser speed and reliability of mail service between the U.S. and foreign countries than within the U.S.; possibilities in some countries of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. From time to time, U.S. Government policies have discouraged certain investments abroad by U.S.investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed. If the Fund's securities are held abroad, the countries in which such securities may be held and the sub-custodians holding them must be approved by the Fund's Board of Trustees under applicable SEC rules.

     -- Warrants and Rights. The prices of warrants do not necessarily move in a manner parallel to the prices of the underlying securities. The price the Fund pays for a warrant will be lost unless the warrant is exercised prior to its expiration. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Techniques and Strategies

     -- Hedging with Options and Futures Contracts. The Fund may use hedging instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (1) sell Stock Index Futures, (2) buy puts, or (3) write covered calls on securities or on Futures (as described in the Prospectus). When hedging to permit the Fund to establish a position in the equities market as a temporary substitute for purchasing particular equity securities (which the Fund will normally purchase, and then terminate that hedging position), the Fund may: (1) buy Futures, or (2) buy calls on such Futures or on securities. Normally, the Fund would then purchase the equity securities and terminate the hedging portion.

     The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

     -- Writing Covered Calls. As described in the Prospectus, the Fund may write covered calls. When the Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying investment), regardless of market price changes during the call period. To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the related investments and the premium received. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

     The Fund may also write calls on Futures without owning a futures contract or deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice as to a Future put the Fund in a short futures position.

     The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options that are traded on exchanges, or as to other acceptable escrow securities, so that no margin will be required from the Fund for such option transactions. OCC will release the securities covering a call on the expiration of the call or when the Fund enters into a closing purchase transaction. Call writing affects the Fund's turnover rate and the brokerage commissions it pays. Commissions, normally higher than on general securities transactions, are payable on writing or purchasing a call.

     -- Writing Put Options. A put option on an investment gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options on securities or on foreign currencies, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

     -- Purchasing Puts and Calls. The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund purchases a call it pays a premium (other than in a closing purchase transaction), and, except as to calls on securities indices or Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. When the Fund purchases a call on an index or Future, settlement is in cash rather than by delivery of the underlying investment to the Fund. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

     When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns
(a "protective put") enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).

     Puts and calls on broadly-based indices or Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the market generally) rather than on price movements of individual securities or futures contracts. When the Fund buys a call on an index or Future, it pays a premium. If the Fund exercises the call during the call period, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on an index or Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver cash to the Fund to settle the put if the closing level of the index or Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

     When the Fund purchases a put on an index, or on a Future not owned by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can either resell the put or, in the case of a put on a Future, buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

     The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher on a relative basis than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options as to underlying investments are small in relation to the market value of such investments and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     -- Options on Foreign Currencies. The Fund intends to write and purchase calls and puts on foreign currencies. The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or over-the-counter markets or are quoted by major recognized dealers in such options. It does so to protect against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. However, in the event of currency rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transaction costs.

     A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by the Fund on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an expected adverse change in the exchange rate. This is a cross-hedging strategy. In such circumstances, the Fund covers the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option.

     -- Futures. No payment is paid or received by the Fund on the purchase or sale of a Future. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin payment will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. At any time prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, and additional cash is required to be paid by or released to the Fund. Any loss or gain is then realized. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

     -- Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

     The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment. To do so, the Fund enters into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. When the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In either situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross hedge").


     The Fund will not enter into such Forward Contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or a closely-correlated currency. The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to Forward Contracts in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or a closely-correlated currency provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. As an alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

     The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

     At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

     The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     -- Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation." The Fund will not invest more than 25% of its total assets to interest rate swaps.

     -- Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

     When the Fund writes an over-the-counter("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it. The Securities and Exchange
Commission is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

     The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate in a manner beyond the Fund's control. The exercise by the Fund of puts on securities or Futures may cause the sale of related investments, also increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put, a call, or an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     -- Regulatory Aspects of Hedging Instruments. The Fund must operate within certain restrictions as to its positions in Futures and options thereon under a rule ("CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA"), which exempts the Fund from registration with the CFTC as a "commodity pool operator" (as defined under the CEA) if it complies with the CFTC Rule. Under these restrictions, the Fund will not, as to any positions, whether short, long or a combination thereof, enter into Futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its net assets, with certain exclusions as defined in the CFTC Rule. Under the restrictions, the Fund also must, as to its short positions, use Futures and options thereon solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the CEA.

     Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or futures brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

     Due to requirements under the Investment Company Act, when the Fund purchases a Stock Index Future, the Fund will maintain in a segregated account or accounts with its Custodian, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

     -- Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). One of the tests for the Fund's qualification as a regulated investment company is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund;
(ii) purchasing calls or puts which expire in less than three months;
(iii) effecting closing transactions with respect to calls or puts purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held for less than three months.

     Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this marked-to-market treatment.

     Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

     -- Risks of Hedging with Options and Futures. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. In addition to the risks associated with respect to hedging that are discussed in the Prospectus and above, there is a risk in using short hedging by (i) selling Futures or (ii) purchasing puts on indices or Futures to attempt to protect against declines in the value of the Fund's securities. The risk is that the prices of the Futures or applicable index will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

     The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the Hedging Instruments, the Fund may use Hedging Instruments in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the applicable index. It is also possible that where the Fund has used Hedging Instruments in a short hedge, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the Hedging Instruments and also experience a decline in value in its securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the Hedging Instruments are based.

     -- Derivative Investments. Certain currency-indexed securities purchased by the Fund may have a payout factor tied to a multiple of the movement of the U.S. dollar (or the foreign currency in which the security is denominated) against the movement in the U.S. dollar, the foreign currency, another currency, or an index. Such securities may be subject to increased principal risk and increased volatility than comparable securities without a payout factor in excess of one, but the Manager believes the increased yield justifies the increased risk.

     -- Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

     The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

     -- Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and
(c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     -- Repurchase Agreements. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor. An "approved vendor" is a commercial bank or the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities which must meet credit requirements set by the Fund's Board of Trustees from time to time. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act of 1940 (the "Investment Company Act"), collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

     -- Temporary Defensive Investments. When the equity markets in general are declining, the Fund may commit an increasing portion of its assets to defensive securities. These may include the types of securities described in the Prospectus. When investing for defensive purposes, the Fund will normally emphasize investment in short-term debt securities (that is, securities maturing in one year or less from the date of purchase), since those types of securities are generally more liquid and usually may be disposed of quickly without significant gains or losses so that the Manager may have liquid assets when it wishes to make investments in securities for appreciation possibilities.

Other Investment Restrictions

     The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objectives, cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities.

     Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (i) 67% or more of the shares present or represented by proxy at such meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares. Under these additional restrictions, the Fund cannot:

     -- make short sales;

     -- invest in commodities or commodities contracts other than the Hedging Instruments permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or commodity contract;

     -- invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein;

     -- purchase or sell securities on margin; however, the Fund may make margin deposits in connection with any of the Hedging Instruments permitted by any of its other fundamental policies;

     -- mortgage, hypothecate or pledge any of its assets; however, this does not prohibit the escrow arrangements contemplated by the writing of covered call options or other collateral or margin arrangements in connection with any of the Hedging Instruments permitted by any of its other fundamental policies;

     -- borrow money in excess of 5% of its gross assets taken at current value, and then only as a temporary measure for extraordinary or emergency purposes;

     -- invest in or acquire shares of any other investment company or trust except in connection with a plan of merger, consolidation or reorganization; however, this policy shall not prevent the Fund from investing in the securities issued by a real estate investment trust, provided that such trust is not permitted to invest in real estate or interests in real estate other than mortgages or other security interests;


     -- underwrite securities of other companies except insofar as it might be deemed to be an underwriter in the resale of any securities held in its own portfolio; or

     -- purchase or retain the securities of any issuer if those officers, trustees and directors of the Fund or the Manager who beneficially own individually more than .5% of the securities of such issuer together own more than 5% of the securities of such issuer.

     In connection with the qualification of its shares in certain states, the Fund has undertaken that in addition to the above, as a non-fundamental policy, the Fund will not (i) invest in oil, gas or other mineral leases or (ii) invest in real estate limited partnership interests. In the event the Fund's shares cease to be qualified under such laws or if such undertaking(s) otherwise cease to be operative, the Fund would not be subject to such restrictions.

How the Fund Is Managed

Organization and History. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitle the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholders' meetings. Shareholders of the Fund and of the Trust's other series vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Trustees and ratification of appointment of auditors for the Trust. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal. For example, only shareholders of a series, such as the Fund, vote exclusively on any material amendment to the investment advisory agreement with respect to the series. Only shareholders of a class of a series vote on certain amendments to the Distribution and/or Service Plans if the amendments affect that class.

     The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Trust or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

     As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

     The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are set forth below. The address for each, Trustee and officer, is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. All of the Trustees are also Trustees or Directors of Oppenheimer Global Fund, Oppenheimer Growth Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Target Fund, Oppenheimer Tax-Free Bond Fund, Oppenheimer New York Tax-Exempt Fund, Oppenheimer California Tax-Exempt Fund, Oppenheimer Multi-State Tax-Exempt Trust, Oppenheimer Asset Allocation Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Discovery Fund, Oppenheimer U.S. Government Trust, Oppenheimer Mortgage Income Fund, Oppenheimer Multi-Government Trust and Oppenheimer Multi-Sector Income Trust (collectively, the "New York-based Oppenheimer funds"). As of October 6, 1995, all of the Fund's Trustees and officers as a group beneficially owned less than 1% of the Fund's outstanding shares of the Fund. That statement does not include ownership of shares held of record by an employee benefit plan for employees of the Manager (one of the Trustees of the fund listed below, Ms. Macaskill, and one of the officers, Mr. Donohue, are trustees of that plan, other than the shares beneficially owned under the plan by the officers of the Fund listed above.

Leon Levy, Chairman of the Board of Trustees; Age 70
General Partner of Odyssey Partners, L.P. (investment partnership) and Chairman of Avatar Holdings, Inc. (real estate development).

Leo Cherne, Trustee; Age 83
386 Park Avenue South, New York, New York 10016
Chairman Emeritus of the International Rescue Committee (philanthropic organization); formerly Executive Director of The Research Institute of America.

Robert G. Galli, Trustee*; Age 62
Vice Chairman of the Manager and Vice President and Counsel of Oppenheimer Acquisition Corp. ("OAC") the Manager's parent holding company; formerly he held the following positions: a director of the Manager and Oppenheimer Funds Distributor, Inc. (the "Distributor"), Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management Corporation ("Centennial"), investment adviser subsidiaries of the Manager, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager, an officer of other Oppenheimer funds and Executive Vice President and General Counsel of the Manager and the Distributor.

Benjamin Lipstein, Trustee; Age 72
591 Breezy Hill Road, Hillsdale, New York 12529
Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University; a director of Sussex Publishers, Inc. (Publishers of Psychology Today and Mother Earth News) and Spy Magazine, L.P.

Bridget A. Macaskill, Trustee*; Age 47
President, Chief Executive Officer and a Director of the Manager; Chairman and a Director of SSI, Vice President and a Director of OAC; a Director of HarbourView and of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; formerly an Executive Vice President of the Manager.

Elizabeth B. Moynihan, Trustee; Age 66
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Author and architectural historian; a trustee of the American Schools of Oriental Research, the Freer Gallery of Art (Smithsonian Institution), the Institute of Fine Arts (New York University) and National Building Museum; a member of the Trustees Council, Preservation League of New York State;
a member of the Indo-U.S. Sub-Commissions on Education and Culture.

Kenneth A. Randall, Trustee; Age 68
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Northeast Bancorp, Inc. (bank holding company), Dominion Resources, Inc. (electric utility holding company), and Kemper Corporation (insurance and financial services company); formerly Chairman of the Board of ICL Inc. (information systems).

Edward V. Regan, Trustee; Age 65
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; President of Jerome Levy Economics Institute, a member of the U.S. Competitiveness Policy Council; a director of GranCare, Inc. (health care provider); formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee; Age 63
200 Park Avenue, New York, New York 10166
Founder and Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directors Publication, Inc. (consulting and publishing); a trustee of Mystic Seaport Museum, International House, Greenwich Historical Society and Greenwich Hospital.

Sidney M. Robbins, Trustee; Age 83
50 Overlook Road, Ossining, New York 10562
Chase Manhattan Professor Emeritus of Financial Institutions, Graduate School of Business, Columbia University; Visiting Professor of Finance, University of Hawaii; a director of The Korea Fund, Inc. (a closed-end investment company); a member of the Board of Advisors, Olympus Private Placement Fund, L.P.; Professor Emeritus of Finance, Adelphi University.

Donald W. Spiro, President and Trustee*; Age 69
Chairman Emeritus and a director of the Manager; formerly Chairman of the Manager and Oppenheimer Funds Distributor, Inc. (the "Distributor").

Pauline Trigere, Trustee; Age 82
498 Seventh Avenue, New York, New York 10018
Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

Clayton K. Yeutter, Trustee; Age 64
1325 Merrie Ridge Road, McLean, Virginia 22101
Of Counsel, Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), FMC Corp. (chemicals and machinery), Lindsay Manufacturing Co. (irrigation equipment), Texas Instruments, Inc. (electronics) and The Vigoro Corporation (fertilizer manufacturer); formerly (in descending chronological order) Deputy Chairman, Bush/Quayle Presidential Campaign, Counsellor to the President
(Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

Richard H. Rubinstein, Vice President and Portfolio Manager; Age 47 Vice President of the Manager; an officer of other OppenheimerFunds.

Andrew J. Donohue, Secretary; Age 45
Executive Vice President and General Counsel of Oppenheimer Management Corporation ("OMC") (the "Manager") and Oppenheimer Funds Distributor, Inc. (the "Distributor"); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, prior to which he was a partner in Kraft & McManimon (a law firm); an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Treasurer; Age 59
3410 South Galena Street Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Robert Bishop, Assistant Treasurer; Age 36
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age 30
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other OppenheimerFunds; formerly a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company, before which he was a sales representative for Central Colorado Planning.

Robert G. Zack, Assistant Secretary; Age 47
Senior Vice President and Associate General Counsel of the Manager, Assistant Secretary of SSI, SFSI; an officer of other OppenheimerFunds.

----------------
*A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

     -- Remuneration of Trustees. The officers of the Fund are affiliated with the Manager; they and the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill and Messrs. Galli and Spiro; Mr. Spiro is also an officer) receive no salary or fee from the Fund. The Trustees of the Fund (excluding Ms. Macaskill and Messrs. Galli and Spiro) received the total amounts shown below (i) from the Fund, during its fiscal year ended June 30, 1995, and (ii) from the New York-based Oppenheimer funds (including the Fund) listed in the first paragraph of this section (and from Oppenheimer Global Environment Fund, Oppenheimer Mortgage Income Fund and Oppenheimer Time Fund), which ceased operation following the acquisition of their assets by certain other Oppenheimer funds.


                                     Retirement     Total
                                     Benefits       Compensation
                     Aggregate       Accrued as     From All
                     Compensation    Part of        New York-based
Name and Position    from Fund       Fund Expenses  Oppenheimer funds1
Leon Levy            $6,040          ($979)         $141,000.00
  Chairman and Trustee

Leo Cherne           $2,949          ($478)         $ 68,800.00
  Audit Committee
  Member and Trustee

Benjamin Lipstein    $3,693          ($598)         $ 86,200.00
  Study Committee
  Member and Trustee

Elizabeth B. Moynihan$2,596          ($421)         $ 60,625.00
  Study Committee
  Member2 and Trustee

Kenneth A. Randall   $3,359          ($544)         $ 78,400.00
  Audit Committee
  Member and Trustee

Edward V. Regan      $2,409          ($390)         $ 56,275.00
  Audit Committee
  Member2 and Trustee

Russell S. Reynolds, Jr.$2,233       ($362)         $ 52,100.00
  Trustee

Sidney M. Robbins    $5,233          ($848)         $122,100.00
  Study Committee
  Chairman, Audit
  Committee Vice-Chairman
  and Trustee

Pauline Trigere      $2,233          ($362)         $ 52,100.00
  Trustee

Clayton K. Yeutter   $2,233          ($362)         $ 52,100.00
  Trustee
______________________
1For the 1994 calendar year.
2Committee position held during a portion of the period shown.


     The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based OppenheimerFunds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits. [No sums were accrued during the fiscal year ended June 30, 1995 for the Fund's projected retirement benefit obligations.] The accumulated liability for the Fund's projected benefit obligations at June 30, 1995 was $63,984.

Major Shareholders. As of October 6, 1995, the two entities that owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding shares were Merrill Lynch Pierce Fenner & Smith Inc., 4800 Deer Lake Drive E FL3, Jacksonville, FL 32246-6484, which owned 24,191,000 Class C shares (8.68%) and NFSC FEBO Ruthann Labranche, 7 Rogers Ave., Bellport, NY 11713, which owned 22,055.030 Class C shares (7.91%).

The Manager and Its Affiliates.     The Manager is wholly-owned by
Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom may also serve as officers of the Fund, and two of whom (Messrs. Spiro and Galli) serve as Trustees of the Fund.

     The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

     -- The Investment Advisory Agreement. The investment advisory agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

     Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributor's Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, certain insurance premiums, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation. For the Fund's fiscal years ended June 30, 1993, 1994 and 1995, the management fees paid by the Fund to the Manager were $1,591,554, $1,715,675 and $1,896,121, respectively.

     The advisory agreement contains no expense limitation. However, independently of the advisory agreement, the Manager has voluntarily undertaken that the total expenses of the Fund in any fiscal year (including the management fee but excluding taxes, interest, brokerage fees, distribution plan payments, and extraordinary non-recurring expenses, such as litigation costs) shall not exceed the most stringent expense limitation imposed under state law applicable to the Fund. Pursuant to the undertaking, the Manager's fee will be reduced at the end of a month so that there will not be any accrued but unpaid liability under this undertaking. Currently, the most stringent state expense limitation is imposed by California, and limits the Fund's expenses (with specified exclusions) to 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets, and 1.5% of average net assets in excess of $100 million. The Manager reserves the right to terminate or amend the undertaking at any time. Any assumption of the Fund's expenses under this limitation would lower the Fund's overall expense ratio and increase its total return during any period for which expenses are limited.

     The advisory agreement provides that so long as it has acted with due care and in good faith, the Manager shall not be liable for any loss sustained by reason of any investment, the adoption of any investment policy, or the purchase, sale or retention of securities, irrespective of whether the determinations of the Manager relative thereto shall have been based, wholly or partly, upon the investigation or research of any other individual, firm or corporation believed by it to be reliable. However, the advisory agreement does not protect the Manager against liability by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the advisory agreement. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with its other investment activities. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its corporate name may be withdrawn.

     -- The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders, are borne by the Distributor. During the Fund's fiscal years ended June 30, 1993, 1994 and 1995, the aggregate amount of sales charge on sales of the Fund's Class A shares was $153,936, $537,507 and $1,275,166, respectively, of which the Distributor and an affiliated broker-dealer retained $64,652, $140,880 and $280,415 in those respective years. For the fiscal year ended June 30, 1995, sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class C shares totalled $13,900, of which $454 was paid to an affiliated broker/dealer. During the fiscal year ended June 30, 1995, the Distributor collected $651 in contingent deferred sales charges upon the redemption of Class C shares. Class B shares were not publicly offered during the fiscal year ended June 30, 1995. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

     -- The Transfer Agent. Oppenheimer Shareholder Services, the Fund's transfer agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers including "affiliated" brokers as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding, but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

     Under the advisory agreement, the Manager is authorized to select brokers which provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement, the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders upon recommendations from the Manager's portfolio managers. In certain instances portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market, and otherwise only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transactions in the securities to which the option relates. Where possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

     Most purchases of money market instruments and debt obligations are principal transactions at net prices. For those transactions, instead of using a broker the Fund normally deals directly with the selling or purchasing principal or market maker unless it is determined that a better price or execution can be obtained by using a broker. Purchases of these securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of such orders at the most favorable net price.

     The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research for the commissions of these other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker of an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

     The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the independent Trustees of the Fund, annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services in an effort to ascertain that the amount of such commissions was reasonably related to the value or benefit of such services.

     During the Fund's fiscal years ended June 30, 1993, 1994 and 1995, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) were $399,597, $406,111 and $349,512, respectively. During the fiscal year ended June 30, 1995, $136,967 was paid to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $39,265,577. The transactions giving rise to those commissions were allocated in accordance with the internal allocation procedures described above.

Performance of the Fund

Total Return Information. As described in the Prospectus, from time to time the "average annual total return," "cumulative total return" "average annual total return at net asset value" and "total return at net asset value" of an investment in each class of shares of the Fund may be advertised. An explanation of how these total returns and total returns are calculated for each class and the components of those calculations is set forth below.

     The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of Class A, Class B and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class. Class B shares of the Fund were not publicly offered prior to November 1, 1995, and thus no performance information is given below as to Class B shares for the various periods ended June 30, 1995.

     -- Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

               1/n
          (ERV)
          (---)   -1 = Average Annual Total Return
          ( P )

     -- Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

          ERV - P
          ------- = Total Return
             P

     In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, the payment of the applicable contingent deferred sales charge of (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown at net asset value as described below. For Class C shares, the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in Class A shares of the Fund (using the method described above) for the one, five and ten-year periods ended June 30, 1995, were 12.72%, 10.92% and 9.61%, respectively. The Fund's "cumulative total return" for Class
A shares for the ten-year period ended June 30, 1995, was 150.25%. During a portion of the periods for which total returns are shown, the Fund's maximum sales charge rate was higher; as a result, performance returns on actual investments during those periods may be lower than the results shown. The average annual total return on Class C shares for the year ended June 30, 1995 was 17.57% and the average annual total return for the period December 1, 1993 (the commencement of the offering of the shares) through June 30, 1995 was 10.51%. The cumulative total return on Class
C shares for the period December 1, 1993 through June 30, 1995 was 17.10%.

     -- Total Returns at Net Asset Value.      From time to time the Fund
may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

     The cumulative total return at net asset value of the Fund's Class
A shares for the ten-year period ended June 30, 1995, was 165.51%. The average annual total returns at net asset value for the one, five and ten-year periods ended June 30, 1995 for Class A shares were 19.60%, 12.24% and 10.26%, respectively. The cumulative total return at net asset value of the Fund's Class C shares for the period December 1, 1993 (commencement of the offering of shares) through June 30, 1995 was 17.1%. The average annual total return at net asset value for the one year ended June 30, 1995 and the period December 1, 1993 through June 30, 1995 for the Fund's Class C shares were 18.57% and 10.51%, respectively.

     Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in Class A, Class B or Class C shares of the Fund with that of other alternatives, investors should understand that as the Fund is an equity fund seeking capital appreciation, its shares are subject to greater market risks and volatility than shares of funds having other investment objectives.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent service, which monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes are ranked against: (i) all other funds, (ii) all other growth funds and
(iii) all other growth funds in a specific size category. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges or taxes into consideration.

     From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service, that ranks various mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk reflects fund performance below 90-day U.S. Treasury bill monthly returns. Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Fund in relation to other rated equity funds. Rankings are subject to change.

     The total return on an investment made in shares of the Fund may be compared with performance for the same period of either the Dow Jones Industrial Average ("Dow") or the Standard & Poor's 500 Index ("S&P 500"), both of which are widely recognized indices of stock market performance. Both indices consist of unmanaged groups of common stocks; the Dow consists of thirty such issues. The performance of both indices includes a factor for the reinvestment of income dividends. Neither index reflects reinvestment of capital gains or takes sales charges into consideration, as these items are into applicable to indices. The performance of the Fund's Class A, Class B or Class C shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

     Investors may also wish to compare the Fund's Class A, Class B or Class C return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

Distribution and Service Plans

     The Fund has adopted a Service Plan for Class A shares and a Distribution and Service Plan for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of that class as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the "Independent Trustees," cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company
Act) of the shares of each class. For the Distribution and Service Plan for the Class B and Class C shares, that vote was cast by the Manager as the sole initial holder of Class B and Class C shares of the Fund.

     In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

     Unless terminated as described below, each plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Either Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company
Act) of the outstanding shares of that class. Neither Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the Class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Independent Trustees.

     While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which the payment was made and the identity of each Recipient that received any such payment. The report for the Class C Plan shall also include the distribution costs for that quarter, and such costs for previous fiscal periods that are carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

     Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount.

     For the fiscal year ended June 30, 1995, payments under this Class
A Plan totaled $351,088, all of which was paid by the Distributor to Recipients, including $4,031 paid to an affiliate of the Distributor. Any unreimbursed expenses incurred with respect to Class A shares for any fiscal quarter by the Distributor may not be recovered under the Class A Plan in subsequent fiscal quarters. Payments received by the Distributor under the Class A Plan will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

     The Class B and Class C Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net assets of the shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor. Payments made under Class C Plan during the fiscal year ended June 30, 1995 totalled $10,956 of which $9,881 was retained by the Distributor and $7 was paid to a dealer affiliated with the Distributor. Since no Class B shares were outstanding during the Fund's fiscal year June 30, 1995, no payments were made under the Class B Plan.

     Although the Class B and Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees on shares, or to pay Recipients the service fee on a quarterly basis without payment in advance, the Distributor intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B and Class C Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B and Class C Plan are subject to the limitations imposed by the Rule of Fair Practice of the National Association of Securities Dealers, Inc.

     Any unreimbursed expenses incurred with respect to Class A shares for any fiscal quarter by the Distributor may not be recovered under the Class A Plan in subsequent fiscal quarters. Payments received by the Distributor under the Class A Plan will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

     The Class B Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund during that period. The Class C Plan allows for the carryforward of distribution expenses, to be recovered from the asset-based sales charge in subsequent fiscal periods. The asset-based sales charge paid to the Distributor by the Fund under both the Class B and Class C 12b-1 Plans is intended to allow the Distributor to recoup the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs, as described in the Prospectus. Such payments may also be used to pay for the following expenses in connection with the distribution of Class B and Class C shares: (i) financing the advance of the service fee payment to Recipients under the Class B and Class C Plan, (ii) compensation and expenses of personnel employed by the Distributor to support distribution of Class B and Class C shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept
(i) any order for $500,000 or more of Class B or (ii) any order for $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

     The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

     The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class
B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

     The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total net assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Value Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the total number of Fund shares of that class outstanding. The Exchange normally closes at 4:00 P.M. New York time, but may close earlier on some days (for example, in case of weather emergencies or days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. The Fund may invest a substantial portion of its assets in foreign securities primarily listed on foreign exchanges which may trade on Saturdays or customary U.S. business holidays on which the Exchange is closed. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     The Trust's Board of Trustees has established procedures for the valuation of the Trust's securities generally as follows: (i) equity securities traded on a U.S. securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day or closing bid and asked prices); (ii) securities actively traded on a foreign securities exchange are valued at the last sales price available to the pricing service approved by the Trust's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded; (iii) unlisted foreign securities or listed foreign securities not actively traded are valued as in (i) above, if available, or at the mean between "bid" and "asked" prices obtained from active market makers in the security on the basis of reasonable inquiry; (iv) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Trust's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (v) debt instruments having a maturity of more than one year when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Trust's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (vi) money market-type debt securities having a maturity of less than one year when issued that having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures.

     Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the Exchange. Events affecting the values of foreign securities traded in such markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees or the Manager, under procedures established by the Board, determines that the particular event would materially affect the Fund's net asset values, in which case an adjustment would be made. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. In the case of U.S. government securities and corporate bonds, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Trustees will monitor the accuracy of pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.

     Puts, calls and Futures are valued at the last sales price on the principal exchanges on which they are traded or on NASDAQ, as applicable, or, if there are no sales that day, in accordance with (i) above. When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option. If a call written by the Fund is exercised, the proceeds are increased by the premium received.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy shares. Dividends will begin to accrue on such shares on the day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange that day, which is normally three days after the ACH transfer is initiated. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, brothers and sisters, sons-and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings.

     -- The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

     Oppenheimer Tax-Free Bond Fund
     Oppenheimer New York Tax-Exempt Fund
     Oppenheimer California Tax-Exempt Fund
     Oppenheimer Intermediate Tax-Exempt Fund
     Oppenheimer Insured Tax-Exempt Fund
     Oppenheimer Main Street California Tax-Exempt Fund
     Oppenheimer Florida Tax-Exempt Fund
     Oppenheimer Pennsylvania Tax-Exempt Fund
     Oppenheimer New Jersey Tax-Exempt Fund
     Oppenheimer Fund
     Oppenheimer Discovery Fund
     Oppenheimer Target Fund
     Oppenheimer Growth Fund
     Oppenheimer Equity Income Fund
     Oppenheimer Value Stock Fund
     Oppenheimer Asset Allocation Fund
     Oppenheimer Total Return Fund, Inc.
     Oppenheimer Main Street Income & Growth Fund
     Oppenheimer Main Street California Tax-Exempt Fund
     Oppenheimer High Yield Fund
     Oppenheimer Champion Income Fund
     Oppenheimer Bond Fund
     Oppenheimer U.S. Government Trust
     Oppenheimer Limited-Term Government Fund
     Oppenheimer Global Fund
     Oppenheimer Global Emerging Growth Fund
     Oppenheimer Global Growth & Income Fund
     Oppenheimer Gold & Special Minerals Fund
     Oppenheimer Strategic Income Fund
     Oppenheimer Strategic Income & Growth Fund
     Oppenheimer International Bond Fund

     and the following "Money Market Funds":

     Oppenheimer Money Market Fund, Inc.
     Oppenheimer Cash Reserves
     Centennial Money Market Trust
     Centennial Tax Exempt Trust
     Centennial Government Trust
     Centennial New York Tax Exempt Trust
     Centennial California Tax Exempt Trust
     Centennial America Fund, L.P.
     Daily Cash Accumulation Fund, Inc.

     There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

     -- Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other OppenheimerFunds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and of other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase under the Letter will be made at the public offering price applicable to a single lump-sum purchase of shares in the intended purchase amount, as described in the Prospectus.

     In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

     For purchases of shares of the Fund and other OppenheimerFunds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

     If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

     In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

     -- Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

     3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

     5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class
A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A or Class B shares of other Oppenheimer funds acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

     6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "Exchange Privilege," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How to Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

     There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

     Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

     -- Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

     -- Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value it portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchased subject to an initial sales charge, or (ii) Class C shares on which you paid a contingent deferred sales charge when you redeemed them. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfer of Shares. Shares are not subject to the payment of a contingent deferred sales charge at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price will be the net asset value next computed after the receipt of an order placed by such dealer or broker, except that if the Distributor receives an order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans that would require the redemption of shares held less than 6 years or 12 months, respectively, because of the imposition of contingent deferred sales charges on such withdrawals (except where the Class B and Class C contingent deferred sales charges are waived as described in the Prospectus under "Waivers of Class B and Class C Contingent Deferred Sales Charge").

     By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

     -- Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

     -- Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional Class A shares while making automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

     For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

     Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date.
Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

     The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

     To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

     As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares and Oppenheimer Main Street California Tax Exempt Fund which only offers Class A and Class B shares, (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans).

     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     When Class A, Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class A, Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

     The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

     When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the
Fund).

     The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends (generally dividends from domestic corporations) which the Fund derives from its portfolio investments held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on shares held by the shareholder for 45 days or less. To the extent the Fund derives a significant portion of its gross income from option premiums, interest income or short-term capital gains from the sale of securities, or dividends from foreign corporations, its dividends will not qualify for the deduction. It is expected that only a portion of dividends paid by the Fund will qualify for the deduction.

     Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1st of the prior year through October 31 of that year or else must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund's distributions will meet those requirements, the Manager might determine that in a particular year that it might be in the best interests of shareholders not to distribute income or capital gains at the mandated levels and to pay the excise tax on the undistributed amounts, which would reduce the amount available for distribution to shareholders.

     If the Fund has more than 50% of its total assets invested in foreign securities at the end of its fiscal year, it may elect the application of
Section 853 of the Internal Revenue Code to permit shareholders to take a credit (or, at their option, a deduction) for foreign taxes paid by the Fund. Under Section 853, shareholders would be entitled to treat the foreign taxes withheld from interest and dividends paid to the Fund from its foreign investments as a credit on their federal income taxes. As an alternative, shareholders could, if to their advantage, treat the foreign tax withheld as a deduction from gross income in computing taxable income rather than as a tax credit. In substance, the Fund's election would enable shareholders to benefit from the same foreign tax credit or deduction that would be received if they had been the record owners of the Fund's foreign securities and had paid foreign taxes on the income received.

     If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified during its last fiscal year, and intends to qualify in current and future years, but reserves the right not to do so. The Internal Revenue Code contains a number of complex tests relating to such qualification in which the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that its banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT
------------------------------------------------------------------------------
The Board of Directors and Shareholders of Oppenheimer Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Fund as of June 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Fund as of June 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended, in conformity with generally accepted accounting principles.

/s/ KPMG Peat Marwick LLP
-------------------------
KPMG Peat Marwick LLP

Denver, Colorado
July 24, 1995

          STATEMENT OF INVESTMENTS   JUNE 30, 1995

                                                                                                         FACE           MARKET VALUE
                                                                                                         AMOUNT         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--0.9%
-----------------------------------------------------------------------------------------------------------------------------------
                                             Argentina (Republic of) Past Due Interest Bonds, 7.313%,
                                               3/31/05(1)
                                             (Cost $2,091,629)                                           $ 4,000,000    $ 2,467,500
-----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES--0.6%
-----------------------------------------------------------------------------------------------------------------------------------
                                             MEDIQ, Inc., 7.50% Exchangeable Sub. Debs., 7/15/03
                                             (Cost $1,734,001)                                             1,850,000      1,572,500

                                                                                                         SHARES
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--85.7%
-----------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--7.7%
-----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--4.0%                              ARCO Chemical Co.                                                42,900      1,946,588
                                             --------------------------------------------------------------------------------------
                                             Bayer AG, Sponsored ADR                                         170,000      4,225,061
                                             --------------------------------------------------------------------------------------
                                             Georgia Gulf Corp.                                               26,000        848,250
                                             --------------------------------------------------------------------------------------
                                             Goldschmidt (T.H.) AG                                             1,553        863,946
                                             --------------------------------------------------------------------------------------
                                             IMC Global, Inc.(5)                                              24,800      1,342,300
                                             --------------------------------------------------------------------------------------
                                             Praxair, Inc.                                                    68,800      1,720,000
                                                                                                                        -----------
                                                                                                                         10,946,145
-----------------------------------------------------------------------------------------------------------------------------------
GOLD--0.4%                                   Santa Fe Pacific Gold Corp.(5)                                   92,800      1,125,200
-----------------------------------------------------------------------------------------------------------------------------------
METALS--2.0%                                 Brush Wellman, Inc.                                             151,400      3,236,175
                                             --------------------------------------------------------------------------------------
                                             Inland Steel Industries, Inc.(5)                                 75,600      2,305,800
                                                                                                                        -----------
                                                                                                                          5,541,975
-----------------------------------------------------------------------------------------------------------------------------------
PAPER--1.3%                                  Georgia-Pacific Corp.                                            15,200      1,318,600
                                             --------------------------------------------------------------------------------------
                                             Louisiana-Pacific Corp.                                          38,000        997,500
                                             --------------------------------------------------------------------------------------
                                             MacMillan Bloedel Ltd.                                           89,700      1,267,013
                                                                                                                        -----------
                                                                                                                          3,583,113
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--11.6%
-----------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--1.3%                        Chromcraft Revington, Inc.(2)                                    50,000      1,062,500
                                             --------------------------------------------------------------------------------------
                                             Fiat SpA(2)                                                     350,000      1,233,659
                                             --------------------------------------------------------------------------------------
                                             General Motors Corp.                                             24,000      1,125,000
                                                                                                                        -----------
                                                                                                                          3,421,159
-----------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--4.7%                AMR Corp.(2)(5)                                                  18,200
1,358,175
                                             --------------------------------------------------------------------------------------
                                             Brunswick Corp.                                                  50,000        850,000
                                             --------------------------------------------------------------------------------------
                                             Circus Circus Enterprises, Inc.(2)(5)                            25,300        891,825
                                             --------------------------------------------------------------------------------------
                                             Cracker Barrel Old Country Store, Inc.                           65,800      1,357,125
                                             --------------------------------------------------------------------------------------
                                             Eastman Kodak Co.(5)                                             25,500      1,545,938
                                             --------------------------------------------------------------------------------------
                                             International Game Technology                                    44,800        688,800
                                             --------------------------------------------------------------------------------------
                                             King World Productions, Inc.(2)(5)                               56,500      2,288,250
                                             --------------------------------------------------------------------------------------
                                             Mattel, Inc.(5)                                                 136,875      3,558,750
                                             --------------------------------------------------------------------------------------
                                             Shaw Brothers (Hong Kong) Ltd.                                  320,000        299,837
                                                                                                                        -----------
                                                                                                                         12,838,700


                                                                                                                        MARKET VALUE
                                                                                                         SHARES         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
MEDIA--2.2%                                  Bowne & Co., Inc.                                                40,000    $   685,000
                                             --------------------------------------------------------------------------------------
                                             Comcast Corp., Cl. A Special(5)                                 130,000      2,413,125
                                             --------------------------------------------------------------------------------------
                                             Tele-Communications, Inc., Cl. A(2)                              44,400      1,040,625
                                             --------------------------------------------------------------------------------------
                                             Time Warner, Inc.(5)                                             45,100      1,854,735
                                                                                                                        -----------
                                                                                                                          5,993,485
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--1.6%                        Authentic Fitness Corp.(2)                                       81,000      1,356,750
                                             --------------------------------------------------------------------------------------
                                             Cone Mills Corp.(2)                                             144,300      1,857,863
                                             --------------------------------------------------------------------------------------
                                             Price/Costco, Inc.(2)(5)                                         78,800      1,280,500
                                                                                                                        -----------
                                                                                                                          4,495,113
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--1.8%                      Best Buy Co., Inc.(2)                                            26,000        692,250
                                             --------------------------------------------------------------------------------------
                                             CML Group, Inc.                                                  87,800        691,425
                                             --------------------------------------------------------------------------------------
                                             Justin Industries, Inc.                                          70,000        770,000
                                             --------------------------------------------------------------------------------------
                                             Toys 'R' Us, Inc.(2)                                             51,000      1,491,750
                                             --------------------------------------------------------------------------------------
                                             Venture Stores, Inc.                                            138,000      1,362,750
                                                                                                                        -----------
                                                                                                                          5,008,175
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--16.7%
-----------------------------------------------------------------------------------------------------------------------------------
BEVERAGES--1.3%                              Guinness PLC                                                    182,000      1,369,542
                                             --------------------------------------------------------------------------------------
                                             Whitman Corp.                                                   104,300      2,020,813
                                                                                                                        -----------
                                                                                                                          3,390,355
-----------------------------------------------------------------------------------------------------------------------------------
FOOD--1.8%                                   Chiquita Brands International, Inc.                               2,223         31,122
                                             --------------------------------------------------------------------------------------
                                             Dairy Farm International Holdings Ltd.                          370,000        318,200
                                             --------------------------------------------------------------------------------------
                                             McCormick & Co., Inc., Non-Vtg.                                  36,000        774,000
                                             --------------------------------------------------------------------------------------
                                             Nestle SA, Sponsored ADR                                         40,000      2,081,388
                                             --------------------------------------------------------------------------------------
                                             Sara Lee Corp.                                                   61,700      1,758,450
                                                                                                                        -----------
                                                                                                                          4,963,160
-----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--6.1%                       Abbott Laboratories(5)                                            6,000        243,000
                                             --------------------------------------------------------------------------------------
                                             Amgen, Inc.(2)(5)                                                20,400      1,640,925
                                             --------------------------------------------------------------------------------------
                                             Astra AB Free, Series A                                          37,250      1,148,460
                                             --------------------------------------------------------------------------------------
                                             Biosys, Inc.(2)                                                 101,200        189,750
                                             --------------------------------------------------------------------------------------
                                             Bristol-Myers Squibb Co.(5)                                      48,000      3,270,000
                                             --------------------------------------------------------------------------------------
                                             Chiron Corp.(2)(5)                                                5,273        342,745
                                             --------------------------------------------------------------------------------------
                                             Ciba-Geigy AG                                                     2,425      1,776,472
                                             --------------------------------------------------------------------------------------
                                             Genzyme Corp.(2)(5)                                              38,001      1,520,007
                                             --------------------------------------------------------------------------------------
                                             Lilly (Eli) & Co.(5)                                              6,000        471,000
                                             --------------------------------------------------------------------------------------
                                             Medeva PLC                                                      342,944      1,363,974
                                             --------------------------------------------------------------------------------------
                                             Mylan Laboratories, Inc.(5)                                      42,400      1,303,800
                                             --------------------------------------------------------------------------------------
                                             NBTY, Inc.(2)                                                   195,000      1,267,500
                                             --------------------------------------------------------------------------------------
                                             Schering AG                                                      20,500      1,432,205
                                             --------------------------------------------------------------------------------------
                                             Smithkline Beecham PLC, ADR Equity Units (one ADR
                                             represents five Equity Units; each Unit consists of one
                                             Class B Ordinary Share and one share of Cumulative
                                             Participating Preferred Stock)(3)                                17,000        769,250
                                                                                                                        -----------
                                                                                                                         16,739,088



                                                                                                                        MARKET VALUE
                                                                                                         SHARES         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES &
SERVICES--5.3%                               Manor Care, Inc.(5)                                              50,770    $ 1,478,674
                                             --------------------------------------------------------------------------------------
                                             Medtronic, Inc.(5)                                               22,400      1,727,600
                                             --------------------------------------------------------------------------------------
                                             Nellcor, Inc.(2)(5)                                              38,000      1,710,000
                                             --------------------------------------------------------------------------------------
                                             NovaCare, Inc.(2)                                               108,000        877,500
                                             --------------------------------------------------------------------------------------
                                             Pyxis Corp.(2)(5)                                                57,600      1,303,200
                                             --------------------------------------------------------------------------------------
                                             U.S. Healthcare, Inc.                                           165,000      5,053,125
                                             --------------------------------------------------------------------------------------
                                             Value Health, Inc.(2)                                            27,600        890,100
                                             --------------------------------------------------------------------------------------
                                             Wellpoint Health Networks, Inc., Cl. A(2)(5)                     46,900      1,324,925
                                                                                                                        -----------
                                                                                                                         14,365,124
-----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--0.3%                        Procter & Gamble Co.                                             12,000        862,500
-----------------------------------------------------------------------------------------------------------------------------------
TOBACCO--1.9%                                Philip Morris Cos., Inc.(5)                                      55,100      4,098,063
                                             --------------------------------------------------------------------------------------
                                             RJR Nabisco Holdings Corp.                                       35,000        975,625
                                                                                                                        -----------
                                                                                                                          5,073,688
-----------------------------------------------------------------------------------------------------------------------------------
ENERGY--4.4%
-----------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES &
PRODUCERS--0.7%                              Landmark Graphics Corp.(2)(5)                                    41,600      1,060,800
                                             --------------------------------------------------------------------------------------
                                             Western Atlas, Inc.(2)(5)                                        20,000        887,500
                                                                                                                        -----------
                                                                                                                          1,948,300
-----------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--3.7%                         Ashland Coal, Inc.                                               41,200      1,102,100
                                             --------------------------------------------------------------------------------------
                                             Ashland, Inc.                                                    30,000      1,053,750
                                             --------------------------------------------------------------------------------------
                                             Atlantic Richfield Co.                                           12,100      1,327,975
                                             --------------------------------------------------------------------------------------
                                             Royal Dutch Petroleum Co.                                        10,000      1,218,750
                                             --------------------------------------------------------------------------------------
                                             Saga Petroleum AS, Cl. B                                         82,000      1,084,023
                                             --------------------------------------------------------------------------------------
                                             Total SA, Sponsored ADR                                          46,180      1,396,945
                                             --------------------------------------------------------------------------------------
                                             Unocal Corp.                                                     88,000      2,431,000
                                             --------------------------------------------------------------------------------------
                                             Yukong Ltd., GDR(4)                                               1,438         11,948
                                             --------------------------------------------------------------------------------------
                                             Yukong Ltd., GDR(4)                                               3,294         27,369
                                             --------------------------------------------------------------------------------------
                                             Yukong Ltd., GDR(2)(4)                                           39,500        424,625
                                                                                                                        -----------
                                                                                                                         10,078,485
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--8.4%
-----------------------------------------------------------------------------------------------------------------------------------
BANKS--3.9%                                  Banco Frances del Rio de la Plata SA                            126,000        762,539
                                             --------------------------------------------------------------------------------------
                                             Bankers Trust New York Corp.(5)                                  22,500      1,395,000
                                             --------------------------------------------------------------------------------------
                                             Chemical Banking Corp.(5)                                        49,600      2,343,600
                                             --------------------------------------------------------------------------------------
                                             Deutsche Bank, Sponsored ADR                                     60,000      2,913,036
                                             --------------------------------------------------------------------------------------
                                             NationsBank Corp.                                                58,700      3,147,788
                                                                                                                        -----------
                                                                                                                         10,561,963
-----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--2.2%                  American Express Co.                                             42,000
1,475,250
                                             --------------------------------------------------------------------------------------
                                             CMAC Investment Corp.                                            31,900      1,383,663
                                             --------------------------------------------------------------------------------------
                                             H & R Block, Inc.                                                27,600      1,135,050
                                             --------------------------------------------------------------------------------------
                                             Merrill Lynch & Co., Inc.(5)                                     38,200      2,005,500
                                                                                                                        -----------
                                                                                                                          5,999,463


                                                                                                                        MARKET VALUE
                                                                                                         SHARES         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE--2.3%                              Aetna Life & Casualty Co.(5)                                     21,600    $ 1,358,100
                                             --------------------------------------------------------------------------------------
                                             American International Group, Inc.(5)                            13,000      1,482,000
                                             --------------------------------------------------------------------------------------
                                             American Re Corp.                                                42,000      1,564,500
                                             --------------------------------------------------------------------------------------
                                             Bankers Life Holding Corp.                                       53,300      1,012,700
                                             --------------------------------------------------------------------------------------
                                             UNUM Corp.                                                       16,900        792,188
                                                                                                                        -----------
                                                                                                                          6,209,488
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--11.8%
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.9%                   General Electric Co.                                             44,000
2,480,500
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--2.4%                   Corning, Inc.                                                    36,500      1,195,375
                                             --------------------------------------------------------------------------------------
                                             Interpool, Inc.(2)                                               56,800        773,900
                                             --------------------------------------------------------------------------------------
                                             Masco Corp.                                                      35,000        945,000
                                             --------------------------------------------------------------------------------------
                                             Owens-Corning Fiberglass Corp.(2)                                77,000      2,839,375
                                             --------------------------------------------------------------------------------------
                                             U.S. Can Corp.(2)                                                53,500        835,938
                                                                                                                        -----------
                                                                                                                          6,589,588
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.9%                    Ecolab, Inc.                                                     35,400        867,300
                                             --------------------------------------------------------------------------------------
                                             Huarte SA                                                        98,650        888,005
                                             --------------------------------------------------------------------------------------
                                             Waste Management International PLC, Sponsored ADR(2)(5)          64,000        608,000
                                                                                                                        -----------
                                                                                                                          2,363,305
-----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--3.6%                          Citic Pacific Ltd.                                              214,000        537,938
                                             --------------------------------------------------------------------------------------
                                             Harnischfeger Industries, Inc.(5)                                36,000      1,246,500
                                             --------------------------------------------------------------------------------------
                                             Hutchison Whampoa Ltd.                                          132,000        638,035
                                             --------------------------------------------------------------------------------------
                                             Jardine Matheson Holdings Ltd.                                  100,936        741,880
                                             --------------------------------------------------------------------------------------
                                             Mannesmann AG                                                     9,775      2,983,796
                                             --------------------------------------------------------------------------------------
                                             Pacific Dunlop Ltd.                                             326,000        683,993
                                             --------------------------------------------------------------------------------------
                                             Tenneco, Inc.                                                    65,000      2,990,000
                                                                                                                        -----------
                                                                                                                          9,822,142
-----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--4.0%                         Airborne Freight Corp.(5)                                        49,000        992,250
                                             --------------------------------------------------------------------------------------
                                             Burlington Northern, Inc.(5)                                     70,400      4,461,600
                                             --------------------------------------------------------------------------------------
                                             Consolidated Freightways, Inc.                                   71,500      1,581,938
                                             --------------------------------------------------------------------------------------
                                             Stolt-Nielsen SA                                                134,700      3,872,625
                                                                                                                        -----------
                                                                                                                         10,908,413
-----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--21.8%
-----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--1.7%                      General Dynamics Corp.(5)                                        34,500
1,530,938
                                             --------------------------------------------------------------------------------------
                                             McDonnell Douglas Corp.(5)                                       24,000      1,842,000
                                             --------------------------------------------------------------------------------------
                                             Rockwell International Corp.                                     27,300      1,248,975
                                                                                                                        -----------
                                                                                                                          4,621,913



                                                                                                                        MARKET VALUE
                                                                                                         SHARES         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--3.8%                      Bay Networks, Inc.(2)                                            32,847
$1,359,045
                                             --------------------------------------------------------------------------------------
                                             Cabletron Systems, Inc.(2)(5)                                     5,000        266,250
                                             --------------------------------------------------------------------------------------
                                             Moore Corp. Ltd.                                                 37,400        827,475
                                             --------------------------------------------------------------------------------------
                                             Proxima Corp.(2)                                                 30,000        716,250
                                             --------------------------------------------------------------------------------------
                                             Sun Microsystems, Inc.(2)(5)                                     19,500        945,750
                                             --------------------------------------------------------------------------------------
                                             Tandem Computers, Inc.(2)(5)                                    114,000      1,838,250
                                             --------------------------------------------------------------------------------------
                                             Xerox Corp.(5)                                                   37,000      4,338,250
                                                                                                                        -----------
                                                                                                                         10,291,270
-----------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--6.8%                      BMC Software, Inc.(2)(5)                                         22,800
1,761,300
                                             --------------------------------------------------------------------------------------
                                             Computer Associates International, Inc.                          29,400      1,991,850
                                             --------------------------------------------------------------------------------------
                                             Delrina Corp.(2)                                                 94,000      1,292,500
                                             --------------------------------------------------------------------------------------
                                             Electronic Arts, Inc.(2)(5)                                      55,400      1,502,725
                                             --------------------------------------------------------------------------------------
                                             Informix Corp.(2)(5)                                             60,000      1,522,500
                                             --------------------------------------------------------------------------------------
                                             Marcam Corp.(2)                                                  80,600      1,098,175
                                             --------------------------------------------------------------------------------------
                                             Microsoft Corp.(2)(5)                                            21,000      1,897,875
                                             --------------------------------------------------------------------------------------
                                             Nintendo Co. Ltd.                                                45,000      2,581,272
                                             --------------------------------------------------------------------------------------
                                             Novell, Inc.(2)                                                 140,100      2,793,244
                                             --------------------------------------------------------------------------------------
                                             Symantec Corp.(2)(5)                                             70,000      2,021,250
                                                                                                                        -----------
                                                                                                                         18,462,691
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--6.5%                            Advanced Micro Devices, Inc.(5)                                  35,373      1,286,693
                                             --------------------------------------------------------------------------------------
                                             General Motors Corp., Cl. H                                      28,700      1,133,650
                                             --------------------------------------------------------------------------------------
                                             Hewlett-Packard Co.(5)                                           34,000      2,533,000
                                             --------------------------------------------------------------------------------------
                                             Intel Corp.(5)                                                  149,400      9,458,888
                                             --------------------------------------------------------------------------------------
                                             Kyocera Corp.                                                    12,000        986,573
                                             --------------------------------------------------------------------------------------
                                             Philips Electronics NV                                           19,000        803,867
                                             --------------------------------------------------------------------------------------
                                             Samsung Electronics Co.                                           9,104      1,467,206
                                                                                                                        -----------
                                                                                                                         17,669,877
-----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-
TECHNOLOGY--3.0%                             Airtouch Communications, Inc.(2)(5)                              45,500      1,296,750
                                             --------------------------------------------------------------------------------------
                                             AT&T Corp.                                                       24,000      1,275,000
                                             --------------------------------------------------------------------------------------
                                             ECI Telecommunications Ltd.                                      57,500        787,031
                                             --------------------------------------------------------------------------------------
                                             Kinnevik Investments AB Free, Series B                           31,500        960,366
                                             --------------------------------------------------------------------------------------
                                             MCI Communications Corp.                                        108,000      2,376,000
                                             --------------------------------------------------------------------------------------
                                             Rogers Cantel Mobile Communications, Inc., Sub. Cl. B(2)         62,000      1,472,500
                                             --------------------------------------------------------------------------------------
                                             Technology Resources Industries Berhad(2)                        42,000        120,591
                                                                                                                        -----------
                                                                                                                          8,288,238


                                                                                                                       MARKET VALUE
                                                                                                         SHARES        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--3.3%
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.1%                     Central Puerto SA, ADR(4)                                         5,000   $     95,030
                                             --------------------------------------------------------------------------------------
                                             Korea Electric Power Co.(2)                                      30,000      1,123,640
                                             --------------------------------------------------------------------------------------
                                             Verbund Oest Electriz                                            25,200      1,848,499
                                                                                                                        -----------
                                                                                                                          3,067,169
-----------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.5%                          Hong Kong & China Gas                                           743,040      1,185,982
-----------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--1.7%                    BCE, Inc.                                                        34,000      1,092,250
                                             --------------------------------------------------------------------------------------
                                             US West, Inc.                                                    86,800      3,613,050
                                                                                                                        -----------
                                                                                                                          4,705,300
                                                                                                                        -----------
                                             Total Common Stocks (Cost $171,838,828)                                    233,601,067
-----------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--1.8%
-----------------------------------------------------------------------------------------------------------------------------------
                                             Alumax, Inc., $4.00 Cv., Series A                                 7,333        985,372
                                             --------------------------------------------------------------------------------------
                                             Chiquita Brands International, Inc., $1.32 Depositary
                                             Shares                                                           45,000        630,000
                                             --------------------------------------------------------------------------------------
                                             Cyprus Amax Minerals Co., $4.00 Cv., Series A                    20,666      1,291,625
                                             --------------------------------------------------------------------------------------
                                             Delta Airlines, Inc., $3.50 Cv. Depositary Shares, Series C      36,300      2,123,550
                                                                                                                        -----------
                                             Total Preferred Stocks (Cost $4,007,871)                                     5,030,547

                                                                                                         FACE
                                                                                                         AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--11.9%                 Repurchase agreement with First Chicago Capital Markets,
                                             6.125%, dated 6/30/95, to be repurchased at $32,400,529 on
                                             7/3/95, collateralized by U.S. Treasury Bonds, 11.25%,
                                             2/15/15, with a value of $3,303,730, U.S. Treasury Nts.,
                                             4.75%--7.875%, 3/31/96--8/15/01, with a value of
                                             $21,610,380, and U.S. Treasury Bills maturing 9/28/95--
                                             12/14/95, with a value of $8,149,932 (Cost $32,384,000)     $32,384,000     32,384,000
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
  (COST $212,056,329)                                                                                         100.9%    275,055,614
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                           (0.9)    (2,520,139)
                                                                                                         -----------   ------------
NET ASSETS                                                                                                    100.0%   $272,535,475
                                                                                                         -----------   ------------
                                                                                                         -----------   ------------

                             1. Represents the current interest
                             rate for a variable rate security.
                             2. Non-income producing security.
                             3. Units may be comprised of several
                             components, such as debt and equity
                             and/or warrants to purchase equity
                             at some point in the future.
                             4. Represents a security sold under
                             Rule 144A, which is exempt from
                             registration under the Securities
                             Act of 1933, as amended. This
                             security has been determined to be
                             liquid under guidelines established
                             by the Board of Trustees.
                             These securities amount to $558,972
                             or .21% of the Fund's net assets,
                             at June 30, 1995.

--------------------------------------------------------------------------------
                             5. A sufficient amount of liquid assets
                             as been designated to cover outstanding
                             call options, as follows:


                                                                          SHARES
                                                                          SUBJECT  EXPIRATION  EXERCISE  PREMIUM        MARKET
VALUE
                                                                          TO CALL  DATE        PRICE     RECEIVED       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
                                      AMR Corp.                            2,800      1/96      $ 80     $    13,300    $    11,550
                                      ---------------------------------------------------------------------------------------------
                                      AMR Corp.                            3,600      8/95        65          12,492         37,800
                                      ---------------------------------------------------------------------------------------------
                                      Abbott Laboratories                  6,000      8/95        35          15,944         38,250
                                      ---------------------------------------------------------------------------------------------
                                      Advanced Micro Devices, Inc.         7,000      1/96        45          14,665         14,000
                                      ---------------------------------------------------------------------------------------------
                                      Aetna Life & Casualty Co.            4,200      7/95        55           8,274         33,075
                                      ---------------------------------------------------------------------------------------------
                                      Airborne Freight Corp.               4,900      8/95        23          11,490          2,144
                                      ---------------------------------------------------------------------------------------------
                                      Airtouch Communications, Inc.        9,000      7/95        30          12,105          2,813
                                      ---------------------------------------------------------------------------------------------
                                      American International Group, Inc.   2,600      2/96       120          20,071         16,250
                                      ---------------------------------------------------------------------------------------------
                                      Amgen, Inc.                          8,400      7/95        65          24,947        128,100
                                      ---------------------------------------------------------------------------------------------
                                      Amgen, Inc.                         12,000      7/95        80          26,639         25,500
                                      ---------------------------------------------------------------------------------------------
                                      BMC Software, Inc.                   6,400      8/95        65          42,207         85,600
                                      ---------------------------------------------------------------------------------------------
                                      Bankers Trust New York Corp.         4,400      1/96        70          11,968          8,250
                                      ---------------------------------------------------------------------------------------------
                                      Bankers Trust New York Corp.         5,600      7/95        65           9,282          3,850
                                      ---------------------------------------------------------------------------------------------
                                      Bankers Trust New York Corp.         5,600      7/95        70           5,432          2,800
                                      ---------------------------------------------------------------------------------------------
                                      Bristol-Myers Squibb Co.             9,600      9/95        65           9,312         39,600
                                      ---------------------------------------------------------------------------------------------
                                      Burlington Northern, Inc.           14,000      7/95        55          31,079        119,000
                                      ---------------------------------------------------------------------------------------------
                                      Cabletron Systems, Inc.              2,000      7/95        50           6,502          8,250
                                      ---------------------------------------------------------------------------------------------
                                      Cabletron Systems, Inc.              2,000      7/95        55           3,846          2,625
                                      ---------------------------------------------------------------------------------------------
                                      Chemical Banking Corp.              10,000     12/95        50          25,769         20,625
                                      ---------------------------------------------------------------------------------------------
                                      Chiron Corp.                         3,200      7/95        70          14,304          2,000
                                      ---------------------------------------------------------------------------------------------
                                      Circus Circus Enterprises, Inc.      5,000     12/95        40           5,162          8,125
                                      ---------------------------------------------------------------------------------------------
                                      Comcast Corp., Cl. A Special        23,400      7/95        18          22,697         33,638
                                      ---------------------------------------------------------------------------------------------
                                      Eastman Kodak Co.                    5,000      7/95        55           4,850         29,375
                                      ---------------------------------------------------------------------------------------------
                                      Electronic Arts, Inc.               12,600      9/95        25          37,421         48,825
                                      ---------------------------------------------------------------------------------------------
                                      General Dynamics Corp.               5,000      8/95        45          17,974          6,875
                                      ---------------------------------------------------------------------------------------------
                                      Genzyme Corp.                        5,100     10/95        45          17,059          9,881
                                      ---------------------------------------------------------------------------------------------
                                      Harnischfeger Industries, Inc.       7,200      2/96        40          10,317          8,550
                                      ---------------------------------------------------------------------------------------------
                                      Hewlett-Packard Co.                  6,000     11/95        80          26,819         20,250
                                      ---------------------------------------------------------------------------------------------
                                      IMC Global, Inc.                     6,200      7/95        50          24,613         25,575
                                      ---------------------------------------------------------------------------------------------
                                      Informix Corp.                      12,000      2/96        28          38,069         36,000
                                      ---------------------------------------------------------------------------------------------
                                      Informix Corp.                      12,000      8/95        20          24,044         69,000
                                      ---------------------------------------------------------------------------------------------
                                      Inland Steel Industries, Inc.       14,400      9/95        35          17,567          6,300
                                      ---------------------------------------------------------------------------------------------
                                      Intel Corp.                         29,600      7/95        43          43,955        636,400
                                      ---------------------------------------------------------------------------------------------
                                      King World Productions, Inc.        11,200      8/95        40          19,263         35,000
                                      ---------------------------------------------------------------------------------------------
                                      King World Productions, Inc.        11,200     11/95        45          33,263         23,800
                                      ---------------------------------------------------------------------------------------------
                                      Landmark Graphics Corp.              8,200     10/95        25          17,178         20,500
                                      ---------------------------------------------------------------------------------------------
                                      Lilly (Eli) & Co.                    6,000      7/95        70          20,819         53,250

--------------------------------------------------------------------------------
Footnote 5. (Continued)




                              SHARES
                              SUBJECT  EXPIRATION  EXERCISE  PREMIUM    MARKET VALUE
                              TO CALL  DATE        PRICE     RECEIVED   SEE NOTE 1
     -------------------------------------------------------------------------------
     Manor Care, Inc.         10,000    1/96      $ 35      $  11,050      $   8,750
     -------------------------------------------------------------------------------
     Manor Care, Inc.         10,000    7/95        30         16,574          5,000
     -------------------------------------------------------------------------------
     Mattel, Inc.             27,000    10/95       25         29,564         64,125
     -------------------------------------------------------------------------------
     McDonnell Douglas Corp.   2,000    8/95        45         20,189         64,000
     -------------------------------------------------------------------------------
     McDonnell Douglas Corp.   6,600    11/95       65         21,251         91,575
     -------------------------------------------------------------------------------
     Medtronic, Inc.           4,400    8/95        60         13,618         75,900
     -------------------------------------------------------------------------------
     Merrill Lynch & Co., Inc. 8,000    1/96        55         29,759         30,000
     -------------------------------------------------------------------------------
     Merrill Lynch & Co., Inc. 8,000    7/95         35        31,134        141,000
     -------------------------------------------------------------------------------
     Merrill Lynch & Co., Inc. 8,000    7/95         40        13,791        102,000
     -------------------------------------------------------------------------------
     Merrill Lynch & Co., Inc. 8,000    7/95         45         6,800         61,000
     -------------------------------------------------------------------------------
     Microsoft Corp.           3,200    7/95         70          6,704        64,400
     -------------------------------------------------------------------------------
     Microsoft Corp.           4,600    10/95        80         26,311        64,400
     -------------------------------------------------------------------------------
     Mylan Laboratories, Inc. 10,400    7/95         35         10,738           650
     -------------------------------------------------------------------------------
     Nellcor, Inc.             7,600    7/95         35         18,087        73,150
     -------------------------------------------------------------------------------
     Nellcor, Inc.             7,600    7/95         40          9,747        38,000
     -------------------------------------------------------------------------------
     Nellcor, Inc.             7,600    10/95        45         21,621        24,700
     -------------------------------------------------------------------------------
     Philip Morris Cos., Inc. 11,000    9/95         65         24,419       116,875
     -------------------------------------------------------------------------------
     Price/Costco, Inc.       13,000    7/95         15         14,235        17,875
     -------------------------------------------------------------------------------
     Pyxis Corp.              11,400    7/95         25         24,595           713
     -------------------------------------------------------------------------------
     Santa Fe Pacific Gold
      Corp.                   18,000    12/95        15         17,459        12,375
     -------------------------------------------------------------------------------
     Sun Microsystems, Inc.    7,600    7/95         40         16,684        65,550
     -------------------------------------------------------------------------------
     Sun Microsystems, Inc.    3,800    10/95        45          8,198        24,700
     -------------------------------------------------------------------------------
     Sun Microsystems, Inc.    3,800    10/95        55         11,286         9,500
     -------------------------------------------------------------------------------
     Symantec Corp.           14,000    1/96         35         25,829        26,250
     -------------------------------------------------------------------------------
     Symantec Corp.           14,000    7/95         20         40,305       120,750
     -------------------------------------------------------------------------------
     Tandem Computers, Inc.   23,000    7/95         20         19,547         1,915
     --------------------------------------------------------------------------------
     Time Warner, Inc.         9,000    12/95        45         16,604        12,375
     -------------------------------------------------------------------------------
     Waste Management Inter-
      national PLC, Sponsored
      ADR                     15,400    9/95         13         13,090         3,850
     -------------------------------------------------------------------------------
     Wellpoint Health Networks,
     Inc., Cl. A               7,400    7/95         35         20,590           616
     -------------------------------------------------------------------------------
     Western Atlas, Inc.       4,000    12/95        50          7,880         3,500
     -------------------------------------------------------------------------------
     Xerox Corp.               7,400    7/95        110         18,277        55,500
                                                           -----------   -----------
                                                           $ 1,266,634   $ 3,054,420
                                                           -----------   -----------
                                                           -----------   -----------

See accompanying Notes to Financial Statements

          STATEMENT OF ASSETS AND LIABILITIES   JUNE 30, 1995

-----------------------------------------------------------------------------------------------------------------------------------
ASSETS                                Investments, at value (including repurchase agreements of $32,384,000)
                                      (cost $212,056,329)--see accompanying statement                                  $275,055,614
                                      ---------------------------------------------------------------------------------------------
                                      Cash                                                                                   48,820
                                      ---------------------------------------------------------------------------------------------
                                      Receivables:
                                      Investments sold and margin on options written                                      2,318,235
                                      Interest and dividends                                                                580,982
                                      Shares of beneficial interest sold                                                    109,089
                                      ---------------------------------------------------------------------------------------------
                                      Other                                                                                  28,704
                                                                                                                       ------------
                                      Total assets                                                                      278,141,444
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES                           Unrealized depreciation on forward foreign currency exchange contracts--Note 6            113
                                      ---------------------------------------------------------------------------------------------
                                      Options written, at value (premiums received $1,266,634)--
                                      see accompanying statement--Note 4                                                  3,054,420
                                      ---------------------------------------------------------------------------------------------
                                      Payables and other liabilities:
                                      Investments purchased                                                               1,363,348
                                      Shares of beneficial interest redeemed                                                817,990
                                      Distribution and service plan fees--Note 5                                             93,355
                                      Transfer and shareholder servicing agent fees                                           8,399
                                      Trustees' fees                                                                         71,816
                                      Other                                                                                 196,528
                                                                                                                       ------------
                                      Total liabilities                                                                   5,605,969
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                             $272,535,475
                                                                                                                       ------------
                                                                                                                       ------------
-----------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF
NET ASSETS                            Paid-in capital                                                                  $193,111,156
                                      ---------------------------------------------------------------------------------------------
                                      Undistributed net investment income                                                 3,477,408
                                      ---------------------------------------------------------------------------------------------
                                      Accumulated net realized gain from investments, written options and
                                      foreign currency transactions                                                      14,735,357
                                      ---------------------------------------------------------------------------------------------
                                      Net unrealized appreciation on investments, written options and translation
                                      of assets and liabilities denominated in foreign currencies                        61,211,554
                                                                                                                       ------------
                                      Net assets                                                                       $272,535,475
                                                                                                                       ------------
                                                                                                                       ------------
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                             Class A Shares:
                                      Net asset value and redemption price per share (based on net assets of
                                      $270,381,085 and 23,837,013 shares of beneficial interest outstanding)                 $11.34
                                      Maximum offering price per share (net asset value plus sales charge of 5.75%
                                      of offering price)                                                                     $12.03
                                      ---------------------------------------------------------------------------------------------
                                      Class C Shares:
                                      Net asset value, redemption price and offering price per share (based on net
                                      assets of $2,154,390 and 192,527 shares of beneficial interest outstanding)            $11.19

See accompanying Notes to Financial Statements.

          STATEMENT OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 1995


-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                     Interest                                                                          $ 1,884,046
                                      ---------------------------------------------------------------------------------------------
                                      Dividends (net of foreign withholding taxes of $90,716)                             4,230,903
                                                                                                                        -----------
                                      Total income                                                                        6,114,949
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES                              Management fees--Note 5                                                             1,896,121
                                      ---------------------------------------------------------------------------------------------
                                      Distribution and service plan fees:
                                      Class A--Note 5                                                                       351,088
                                      Class C--Note 5                                                                        10,956
                                      ---------------------------------------------------------------------------------------------
                                      Transfer and shareholder servicing agent fees--Note 5                                 480,800
                                      ---------------------------------------------------------------------------------------------
                                      Shareholder reports                                                                   270,809
                                      ---------------------------------------------------------------------------------------------
                                      Custodian fees and expenses                                                            59,056
                                      ---------------------------------------------------------------------------------------------
                                      Legal and auditing fees                                                                44,273
                                      ---------------------------------------------------------------------------------------------
                                      Trustees' fees and expenses                                                            30,730
                                      ---------------------------------------------------------------------------------------------
                                      Registration and filing fees:
                                      Class A                                                                                 1,242
                                      Class C                                                                                   572
                                      ---------------------------------------------------------------------------------------------
                                      Other                                                                                 162,449
                                                                                                                        -----------
                                      Total expenses                                                                      3,308,096
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                     2,806,853
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED               Net realized gain on:
GAIN ON INVESTMENTS,                  Investments                                                                        17,841,154
OPTIONS WRITTEN AND                   Closing and expiration of option contracts written--Note 4
1,185,394
FOREIGN CURRENCY                      Foreign currency transactions                                                         717,080
                                                                                                                        -----------
TRANSACTIONS                          Net realized gain                                                                  19,743,628
                                      ---------------------------------------------------------------------------------------------
                                      Net change in unrealized appreciation or depreciation on:
                                      Investments                                                                        22,179,415
                                      Translation of assets and liabilities denominated in foreign currencies             1,260,855
                                                                                                                        -----------
                                      Net change                                                                         23,440,270
                                                                                                                        -----------
                                      Net realized and unrealized gain on investments, options written and
                                      foreign currency transactions                                                      43,183,898
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                                                                                         $45,990,751
                                                                                                                        -----------
                                                                                                                        -----------

See accompanying Notes to Financial Statements.

          STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                        YEAR ENDED JUNE 30,
                                                                                                        1995           1994
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS                            Net investment income                                             $  2,806,853   $  1,591,019
                                      ---------------------------------------------------------------------------------------------
                                      Net realized gain on investments, options written and
                                      foreign currency transactions                                       19,743,628     18,028,894
                                      ---------------------------------------------------------------------------------------------
                                      Net change in unrealized appreciation or depreciation on
                                      investments and translation of assets and liabilities
                                      denominated in foreign currencies                                   23,440,270     (7,734,744)
                                                                                                        ------------   ------------
                                      Net increase in net assets resulting from operations                45,990,751     11,885,169
-----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND                         Dividends from net investment income:
DISTRIBUTIONS TO                      Class A ($.0214 and $.033 per share, respectively)                    (498,859)
(665,882)
SHAREHOLDERS                          Class C ($.02 per share)                                                    --             (2)
                                      ---------------------------------------------------------------------------------------------
                                      Distributions from net realized gain on investments,
                                      options written and foreign currency transactions:
                                      Class A ($1.0829 and $.4495 per share, respectively)               (24,601,920)    (9,068,819)
                                      Class C ($1.0829 and $.4495 per share, respectively)                  (100,620)           (41)
-----------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST                   Net increase in net assets resulting from Class A
TRANSACTIONS                          beneficial interest transactions--Note 2                            12,428,700     18,939,597
                                      ---------------------------------------------------------------------------------------------
                                      Net increase in net assets resulting from Class C
                                      beneficial interest transactions--Note 2                             1,742,306        304,968
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                            Total increase                                                      34,960,358     21,394,990
                                      ---------------------------------------------------------------------------------------------
                                      Beginning of period                                                237,575,117    216,180,127
                                                                                                        ------------   ------------
                                      End of period (including undistributed net investment income
                                      of $3,477,408 and $1,028,422, respectively)                       $272,535,475   $237,575,117
                                                                                                        ------------   ------------
                                                                                                        ------------   ------------

See accompanying Notes to Financial Statements.

          FINANCIAL HIGHLIGHTS

                                                CLASS A
                                                --------------------------------------------------------------------
                                                YEAR ENDED JUNE 30,
                                                1995        1994        1993        1992        1991        1990
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period            $ 10.55     $ 10.41     $  9.72     $  9.31     $  9.06     $  9.17
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .31         .07         .11         .16         .26         .32
Net realized and unrealized gain (loss) on
investments, options written and foreign
currency transactions                              1.58         .55        1.15         .84         .69         .23
                                                -------     -------     -------     -------     -------     -------
Total income (loss) from investment
operations                                         1.89         .62        1.26        1.00         .95         .55
--------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.02)       (.03)       (.10)       (.32)       (.22)       (.25)
Distributions from net realized gain
on investments, options written
and foreign currency transactions                 (1.08)       (.45)       (.47)       (.27)       (.48)       (.41)
                                                -------     -------     -------     -------     -------     -------
Total dividends and distributions
to shareholders                                   (1.10)       (.48)       (.57)       (.59)       (.70)       (.66)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $11.34      $10.55      $10.41       $9.72       $9.31       $9.06
                                                -------     -------     -------     -------     -------     -------
                                                -------     -------     -------     -------     -------     -------
--------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(2)              19.60%       5.84%      13.33%      11.22%      11.65%       6.04%
--------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)       $270,381    $237,281    $216,180    $209,495    $202,509    $196,076
--------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $254,011    $229,976    $212,660    $221,369    $189,994    $206,259
--------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at
end of period (in thousands)                     23,837      22,485      20,769      21,555      21,748      21,639
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             1.10%        .69%       1.05%       1.71%       2.91%       3.36%
Expenses                                          1.29%       1.16%       1.10%       1.09%       1.07%       1.04%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                        34.1%       41.6%       35.6%       58.2%      105.8%       79.5%

                                                                                                CLASS C
                                                ------------------------------------------------------------------------
                                                                                                YEAR ENDED JUNE 30,
                                                1989        1988        1987        1986        1995         1994(1)
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period            $  8.36     $ 12.16     $ 12.48     $  9.69     $ 10.49     $ 11.08
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .21         .13         .06         .11         .03         .02
Net realized and unrealized gain (loss) on
investments, options written and foreign
currency transactions                               .82       (1.40)        .79        2.88        1.75        (.14)
                                                -------     -------     -------     -------     -------     -------
Total income (loss) from investment
operations                                         1.03       (1.27)        .85        2.99        1.78        (.12)
------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.17)       (.17)       (.02)       (.20)         --        (.02)
Distributions from net realized gain
on investments, options written
and foreign currency transactions                  (.05)      (2.36)      (1.15)         --       (1.08)       (.45)
                                                -------     -------     -------     -------     -------     -------
Total dividends and distributions
to shareholders                                    (.22)      (2.53)      (1.17)       (.20)      (1.08)       (.47)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $  9.17     $  8.36     $ 12.16     $ 12.48     $ 11.19     $ 10.49
                                                -------     -------     -------     -------     -------     -------
                                                -------     -------     -------     -------     -------     -------
------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(2)               12.60%    (12.30)%       8.44%      31.24%      18.57%     (1.24)%
------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)       $208,166    $213,301    $273,756    $284,604      $2,154        $294
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $201,556    $224,367    $261,686    $268,929      $1,100        $108
------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at
end of period (in thousands)                     22,705      25,514      22,518      22,802         193          28
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              2.49%       1.51%        .52%        .89%        .48%        .05%(3)
Expenses                                           1.07%       1.04%        .99%       1.01%       2.20%       2.44%(3)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                         96.6%      118.8%       59.1%       43.8%       34.1%       41.6%


1. For the period from December 1, 1993 (inception of offering) to June 30,
1994.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1995 were $78,020,991 and $90,967,856, respectively.



See accompanying Notes to Financial Statements.

19  Oppenheimer Fund

                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. SIGNIFICANT                Oppenheimer Fund (the Fund) is registered under
   ACCOUNTING POLICIES        the Investment Company Act of 1940, as amended, as
                              a diversified, open-end management investment
                              company. The Fund's investment advisor is
                              Oppenheimer Management Corporation (the Manager).
                              The Fund offers both Class A and Class C shares.
                              Class A shares are sold with a front-end sales
                              charge. Class C shares may be subject to a
                              contingent deferred sales charge. Both classes of
                              shares have identical rights to earnings, assets
                              and voting privileges, except that each class has
                              its own distribution and/or service plan, expenses
                              directly attributable to a particular class and
                              exclusive voting rights with respect to matters
                              affecting a single class. The following is a
                              summary of significant accounting policies
                              consistently followed by the Fund.
                              --------------------------------------------------
                              INVESTMENT VALUATION. Portfolio securities are
                              valued at the close of the New York Stock Exchange
                              on each trading day. Listed and unlisted
                              securities for which such information is regularly
                              reported are valued at the last sale price of the
                              day or, in the absence of sales, at values based
                              on the closing bid or asked price or the last sale
                              price on the prior trading day. Long-term and
                              short-term "non-money market" debt securities are
                              valued by a portfolio pricing service approved by
                              the Board of Trustees. Such securities which
                              cannot be valued by the approved portfolio pricing
                              service are valued using dealer-supplied
                              valuations provided the Manager is satisfied that
                              the firm rendering the quotes is reliable and that
                              the quotes reflect current market value, or under
                              consistently applied procedures established by the
                              Board of Trustees to determine fair value in good
                              faith. Short-term "money market type" debt
                              securities having a remaining maturity of 60 days
                              or less are valued at cost (or last determined
                              market value) adjusted for amortization to
                              maturity of any premium or discount. Forward
                              contracts are valued based on the closing prices
                              of the forward currency contract rates in the
                              London foreign exchange markets on a daily basis
                              as provided by a reliable bank or dealer. Options
                              are valued based upon the last sale price on the
                              principal exchange on which the option is traded
                              or, in the absence of any transactions that day,
                              the value is based upon the last sale price on the
                              prior trading date if it is within the spread
                              between the closing bid and asked prices. If the
                              last sale price is outside the spread, the closing
                              bid or asked price closest to the last reported
                              sale price is used.
                              --------------------------------------------------
                              FOREIGN CURRENCY TRANSLATION. The accounting
                              records of the Fund are maintained in U.S.
                              dollars. Prices of securities denominated in
                              foreign currencies are translated into U.S.
                              dollars at the closing rates of exchange. Amounts
                              related to the purchase and sale of securities and
                              investment income are translated at the rates of
                              exchange prevailing on the respective dates of
                              such transactions.
                                        The effect of changes in foreign
                              currency exchange rates is separately identified
                              from the fluctuations arising from changes in
                              market values of securities held and reported with
                              all other foreign currency gains and losses in the
                              Fund's results of operations.
                              --------------------------------------------------
                              REPURCHASE AGREEMENTS. The Fund requires the
                              custodian to take possession, to have legally
                              segregated in the Federal Reserve Book Entry
                              System or to have segregated within the
                              custodian's vault, all securities held as
                              collateral for repurchase agreements. The market
                              value of the underlying securities is required to
                              be at least 102% of the resale price at the time
                              of purchase. If the seller of the agreement
                              defaults and the value of the collateral declines,
                              or if the seller enters an insolvency proceeding,
                              realization of the value of the collateral by the
                              Fund may be delayed or limited.
                              --------------------------------------------------
                              ALLOCATION OF INCOME, EXPENSES AND GAINS AND
                              LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
1. SIGNIFICANT                FEDERAL TAXES. The Fund intends to continue to
   ACCOUNTING POLICIES        comply with provisions of the Internal Revenue
   (CONTINUED)                Code applicable to regulated investment companies
                              and to distribute all of its taxable income,
                              including any net realized gain on investments not
                              offset by loss carryovers, to shareholders.
                              Therefore, no federal income or excise tax
                              provision is required.
                              --------------------------------------------------
                              TRUSTEES' FEES AND EXPENSES. The Fund has adopted
                              a nonfunded retirement plan for the Fund's
                              independent trustees. Benefits are based on years
                              of service and fees paid to each trustee during
                              the years of service. During the year ended June
                              30, 1995, the Fund's projected benefit obligations
                              were reduced by $5,493, and a payment of $1,182
                              was made to a retired trustee, resulting in an
                              accumulated liability of $63,984 at June 30, 1995.
                              --------------------------------------------------
                              DISTRIBUTIONS TO SHAREHOLDERS. Dividends and
                              distributions to shareholders are reported on the
                              ex-dividend date.
                              --------------------------------------------------
                              CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS.
                              Net investment income (loss) and net realized gain
                              (loss) may differ for financial statement and tax
                              purposes primarily because of the recognition of
                              certain foreign currency gains (losses) as
                              ordinary income (loss) for tax purposes. The
                              character of the distributions made during the
                              year from net investment income or net realized
                              gains may differ from their ultimate
                              characterization for federal income tax purposes.
                              Also, due to timing of dividend distributions, the
                              fiscal year in which amounts are distributed may
                              differ from the year that the income or realized
                              gain (loss) was recorded by the Fund.
                                        During the year ended June 30, 1995, the
                              Fund changed the classification of distributions
                              to shareholders to better disclose the differences
                              between financial statement amounts and
                              distributions determined in accordance with income
                              tax regulations. Accordingly, during the year
                              ended June 30, 1995, amounts have been
                              reclassified to reflect an increase in
                              undistributed net investment income of $140,992,
                              and a decrease in accumulated net realized gain on
                              investments of $140,992.
                              --------------------------------------------------
                              OTHER. Investment transactions are accounted for
                              on the date the investments are purchased or sold
                              (trade date) and dividend income is recorded on
                              the ex-dividend date. Discount on securities
                              purchased is amortized over the life of the
                              respective securities, in accordance with federal
                              income tax requirements. Realized gains and losses
                              on investments and unrealized appreciation and
                              depreciation are determined on an identified cost
                              basis, which is the same basis used for federal
                              income tax purposes.
--------------------------------------------------------------------------------
2. SHARES OF                  The Fund has authorized an unlimited number of no
   BENEFICIAL INTEREST        par value shares of beneficial interest.
                              Transactions in shares of beneficial interest were as follows:


                                        YEAR ENDED JUNE 30, 1995           YEAR ENDED JUNE 30, 1994(1)
                                        ---------------------------        ---------------------------
                                        SHARES         AMOUNT              SHARES         AMOUNT
------------------------------------------------------------------------------------------------------
Class A:
Sold                                    6,673,759      $71,435,301         3,600,642      $39,529,238
Dividends and distributions reinvested  2,364,103       23,168,217           816,887        8,879,570
Redeemed                               (7,685,964)     (82,174,818)       (2,701,648)     (29,469,211)
                                        ---------       ----------         ---------       ----------
Net increase                            1,351,898      $12,428,700         1,715,881      $18,939,597
                                        ---------       ----------         ---------       ----------
                                        ---------       ----------         ---------       ----------
------------------------------------------------------------------------------------------------------
Class C:
Sold                                      183,982       $1,948,887            29,766         $323,590
Dividends and distributions reinvested      8,876           86,189                --               --
Redeemed                                  (28,381)        (292,770)           (1,716)         (18,622)
                                          --------       ----------           -------         --------
Net increase                              164,477       $1,742,306            28,050         $304,968
                                          -------        ---------            ------         ---------
                                          -------        ---------            ------         ---------

1. For the year ended June 30, 1994 for Class A shares and for the period from December 1, 1993 (inception of offering) to June 30, 1994 for Class C shares.

                              -------------------------------------------------
3. UNREALIZED GAINS AND       At June 30, 1995, net unrealized appreciation on
   LOSSES ON INVESTMENT       investments, options written and forward foreign
                              currency exchange contracts of $61,211,386 was
                              composed of gross appreciation of $70,427,680, and
                              gross depreciation of $9,216,294.
                              --------------------------------------------------
4. OPTION ACTIVITY            The Fund may buy and sell put and call options, or
                              write covered put and call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities. The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
                                   Options are valued daily based upon the last
                              sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
                                   In this report, securities designated to
                              cover outstanding call options are noted in the Statement of Investments. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.
                                   The risk in writing a call option is that the
                              Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                              Written option activity for the year ended June 30, 1995 was as follows:

                                                                 CALL OPTIONS
                                                                 --------------------------
                                                                 NUMBER OF        AMOUNT OF
                                                                 OPTIONS          PREMIUMS
-------------------------------------------------------------------------------------------
Options outstanding at June 30, 1994                              2,727           $848,716
-------------------------------------------------------------------------------------------
Options written                                                  10,843          2,606,274
-------------------------------------------------------------------------------------------
Options canceled in closing purchase transactions                (1,937)          (568,132)
-------------------------------------------------------------------------------------------
Options expired prior to exercise                                (4,051)        (1,043,300)
-------------------------------------------------------------------------------------------
Options exercised                                                (1,590)          (576,924)
                                                                 -------         ----------
Options outstanding at June 30, 1995                              5,992          $1,266,634
                                                                 -------         ----------
                                                                 -------         ----------

--------------------------------------------------------------------------------
5. MANAGEMENT FEES AND        Management fees paid to the Manager were in
   OTHER TRANSACTIONS         accordance with the investment advisory agreement
   WITH AFFILIATES            with the Fund which provides for a fee of .75% on
                              the first $200 million of average annual net assets with a reduction of .03% on each $200 million thereafter to $800 million, and .60% on net assets in excess of $800 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent state regulatory limit on Fund expenses.

                              For the year ended June 30, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $1,275,166, of which $280,415 was retained by Oppenheimer Funds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class C shares totaled $13,900, of which $454 was paid to an affiliated broker/dealer. During the period ended June 30, 1995, OFDI received contingent deferred sales charges of $651 upon redemption of Class C shares.

--------------------------------------------------------------------------------
5. MANAGEMENT FEES AND        Oppenheimer Shareholder Services (OSS), a division
   OTHER TRANSACTIONS         of the Manager, is the transfer and shareholder
   WITH AFFILIATES            servicing agent for the Fund, and for other
   (CONTINUED)                registered investment companies. OSS's total costs
                              of providing such services are allocated ratably
                              to these companies.
                                   Under separate approved plans, each class may
                              expend up to .25% of its net assets annually to
                              reimburse OFDI for costs incurred in connection
                              with the personal service and maintenance of
                              accounts that hold shares of the Fund, including
                              amounts paid to brokers, dealers, banks and other
                              institutions. In addition, Class C shares are
                              subject to an asset-based sales charge of .75% of
                              net assets annually, to reimburse OFDI for sales
                              commissions paid from its own resources at the
                              time of sale and associated financing costs. In
                              the event of termination or discontinuance of the
                              Class C plan, the Board of Trustees may allow the
                              Fund to continue payment of the asset-based sales
                              charge to OFDI for distribution expenses incurred
                              on Class C shares sold prior to termination or
                              discontinuance of the plan. During the year ended
                              June 30, 1995, OFDI paid $4,031 to an affiliated
                              broker/dealer as reimbursement for Class A
                              personal service and maintenance expenses, and
                              retained $9,881 as reimbursement for Class C sales
                              commissions and service fee advances, as well as
                              financing costs.
                              -------------------------------------------------
6. FORWARD CONTRACTS          A forward foreign currency exchange contract
                              (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.
                              The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.
                              Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.
                              The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.
                                   Unrealized gains and losses on outstanding
                              contracts (unrealized appreciation or depreciation on forward contracts) are reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's
                              Statement of Operations.
                                   Risks include the potential inability of the
                              counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 1995, outstanding forward contracts to sell foreign currencies were as follows:


                                                                       UNREALIZED
                         EXCHANGE     CONTRACT     VALUATION AS OF     APPRECIATION
CONTRACTS TO SELL        DATE         AMOUNT       JUNE 30, 1995       (DEPRECIATION)
-------------------------------------------------------------------------------------
German Deutsche Mark     7/5/95       54,488       $54,601             $(113)

                                Appendix A
Industry Classifications
Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
Food
Gas Transmission
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

Investment Adviser
     Oppenheimer Management Corporation
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     Oppenheimer Funds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
     Oppenheimer Shareholder Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian of Portfolio Securities
     The Bank of New York
     One Wall Street
     New York, New York 10015

Independent Auditors
     KPMG Peat Marwick LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Gordon Altman Butowsky Weitzen
     Shalov & Wein
     114 West 47th Street
     New York, New York 10036